              As filed with the Securities and Exchange Commission
                                on April 30, 2004
                      Registration No. 333-74283; 811-09255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]

Post-Effective Amendment No. 14                                              [X]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]

Amendment No. 16                                                             [X]

                        (Check appropriate box or boxes)

                                   ----------

                           WELLS FARGO VARIABLE TRUST
               (Exact Name of Registrant as specified in Charter)
                               525 Market Street
                            San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 643-9691
                                C. David Messman
                       Wells Fargo Funds Management, LLC
                         525 Market Street, 12th Floor
                            San Francisco, CA 94105
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to Rule 485(b), or

[_]  on _________ pursuant to Rule 485(b)

[_]  60 days after filing pursuant to Rule 485(a)(1), or

[_]  on _________ pursuant to Rule 485(a)(1)

[_]  75 days after filing pursuant to Rule 485(a)(2), or

[_]  on _________ pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

dc-373027

                           WELLS FARGO VARIABLE TRUST
                           --------------------------
                              Cross Reference Sheet
                              ---------------------

Form N-1A Item Number
---------------------

Part A         Prospectus Captions
------         -------------------

1              Front and Back Cover Pages
2              Objectives
               Principal Strategies
               Summary of Important Risks
3              Summary of Expenses
               Example of Expenses
4              Objectives
               Principal Strategies
               Summary of Important Risks
               See Individual Fund Summaries
               Additional Strategies and General Investment Risks
5              Not applicable
6              Organization and Management of the Funds
7              Investing in the Funds
               Income and Gain Distributions
               Taxes
               Pricing Fund Shares
8              Distribution Plan
9              See Individual Fund Summaries

Part B         Statement of Additional Information Captions
------         --------------------------------------------

10             Cover Page and Table of Contents
11             Historical Fund Information
12             Investment Policies
               Additional Permitted Investment Practices and Associated Risks
13             Management
14             Capital Stock
15             Management
16             Portfolio Transactions
17             Capital Stock
18             Determination of Net Asset Value
               Additional Purchase and Redemption Information
19             Federal Income Taxes
20             Management
21             Performance Calculations
22             Financial Information

Part C         Other Information
------         -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                EXPLANATORY NOTE
                                ----------------

         This Post-Effective Amendment No. 14 to the Registration Statement of Wells Fargo Variable Trust (the "Trust") is being filed to add to the Trust's Registration Statement audited financial statements and certain other financial information for the year ended December 31, 2003, for the Asset Allocation, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, Small Cap Growth and Total Return Bond Funds, and to make certain other non-material changes to the prospectuses and statement of additional information for these Funds.

                                                     [LOGO OF WELLS FARGO FUNDS]

     [GRAPHIC] Wells Fargo Variable Trust Funds

                                Prospectus

                                Wells Fargo Asset Allocation Fund

                                Wells Fargo Equity Income Fund

                                Wells Fargo Equity Value Fund

                                Wells Fargo Growth Fund

                                Wells Fargo International Equity Fund

                                Wells Fargo Large Company Growth Fund

                                Wells Fargo Money Market Fund

                                Wells Fargo Small Cap Growth Fund

                                Wells Fargo Total Return Bond Fund

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                           VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

Overview                            Objectives and Principal Strategies        4
Important summary information       Summary of Important Risks                 6
about the Funds.                    Performance History                        8
                                    Summary of Expenses                       18

--------------------------------------------------------------------------------
The Funds                           Key Information                           21
Important information about         Asset Allocation Fund                     22
the individual Funds.               Equity Income Fund                        24
                                    Equity Value Fund                         26
                                    Growth Fund                               28
                                    International Equity Fund                 30
                                    Large Company Growth Fund                 32
                                    Money Market Fund                         34
                                    Small Cap Growth Fund                     36
                                    Total Return Bond Fund                    38
                                    Additional Strategies and
                                     General Investment Risks                 40
                                    Organization and Management
                                     of the Funds                             45

--------------------------------------------------------------------------------
Your Investment                     Investing in the Funds                    48
Information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                           Other Information                         49
Additional information              Portfolio Managers                        51
and term definitions.               Glossary                                  54

VARIABLE TRUST FUNDS OVERVIEW
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                        OBJECTIVE

Asset Allocation Fund       Seeks long-term total return, consistent with
                            reasonable risk.

Equity Income Fund          Seeks long-term capital appreciation and
                            above-average dividend income.

Equity Value Fund           Seeks long-term capital appreciation and
                            above-average dividend income.

Growth Fund                 Seeks long-term capital appreciation.

International Equity        Seeks total return with an emphasis on long-term
Fund                        capital appreciation.

Large Company Growth        Seeks long-term capital appreciation.
Fund

Money Market Fund           Seeks current income, while preserving capital and
                            liquidity.

Small Cap Growth Fund       Seeks long-term capital appreciation.

Total Return Bond Fund      Seeks total return consisting of income and capital
                            appreciation.

4    Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGIES

     We invest in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

     We invest in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We invest primarily in equity securities that we believe are undervalued in relation to various valuation measures, and that have strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We invest principally in equity securities of companies based in developed foreign countries but also emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

     We invest in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We invest in high-quality money market instruments.

     We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

                                                  Variable Trust Prospectus    5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 22;
..    the "Additional Strategies and General Investment Risks" section beginning on page 40; and
..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund. Although the Money Market Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     COMMON RISKS FOR THE FUNDS

     EQUITY SECURITIES
     Certain Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

     DEBT SECURITIES
     Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

     FOREIGN INVESTMENTS
     Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6    Variable Trust Prospectus

--------------------------------------------------------------------------------
FUND                        SPECIFIC RISKS

                            The Fund is subject to the "Equity Securities" and
                            "Debt Securities" risks described under "Common
Asset Allocation Fund       Risks for the Funds" on page 6. Fund assets that
                            track the performance of an index do so whether the index rises or falls.

                            The Fund is primarily subject to the "Equity
                            Securities" risks described under "Common Risks for
Equity Income Fund          the Funds" on page 6. Stocks selected for their
                            dividend yields may be more sensitive to interest rate changes than other stocks.

                            The Fund is primarily subject to the "Equity
                            Securities" risks described under "Common Risks for
Equity Value Fund           the Funds" on page 6. Stocks selected for their
                            dividend yields may be more sensitive to interest rate changes than other stocks.

                            The Fund is primarily subject to the "Equity
Growth Fund                 Securities" and "Foreign Investments" risks
                            described under "Common Risks for the Funds" on page 6.

                            The Fund is primarily subject to the "Equity
International Equity Fund   Securities" and "Foreign Investments" risks
                            described under "Common Risks for the Funds" on page
                            6.

                            The Fund is primarily subject to the "Equity
Large Company Growth Fund   Securities" and "Foreign Investments" risks
                            described under "Common Risks for the Funds" on page
                            6.

                            The Fund is primarily subject to the "Debt
                            Securities" risks described under "Common Risks for
Money Market Fund           the Funds" on page 6. Although we seek to maintain a
                            stable net asset value ("NAV") of $1.00 per share, there is no assurance that we will be able to do so.

                            The Fund is primarily subject to the "Equity
                            Securities" and "Foreign Investments" risks
                            described under "Common Risks for the Funds" on page
                            6, and to small company securities risk. Stocks of
                            small companies tend to be more volatile and less
                            liquid than larger company stocks. These companies
Small Cap Growth Fund       may have no or relatively short operating histories,
                            or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses.

                            The Fund is primarily subject to the "Debt
                            Securities" risks and to the extent the Fund invests
                            in foreign obligations, the "Foreign Investments"
                            risks described under "Common Risks for the Funds"
                            on page 6. The Fund also may invest in mortgage- and
                            other asset-backed securities which may not be
                            guaranteed by the U.S. Government. Mortgage- and
                            other asset-backed securities are subject to
                            prepayment risk and extension risk, either of which
Total Return Bond Fund      can reduce the rate of return on the portfolio.
                            Asset-backed securities are also subject to risk of default on the underlying assets, particularly during periods of economic downturn. The Fund may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities. The Fund may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

                                                  Variable Trust Prospectus    7

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one- and five-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index (or indexes), except for the returns of the Money Market Fund, which are compared to the performance of an appropriate money market fund average.

     Please remember that past performance is no guarantee of future results. The performance for the Funds in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

     ASSET ALLOCATION FUND CALENDAR YEAR RETURNS

       '95      '96      '97      '98    '99    '00     '01       '02      '03
      -----    -----    -----    -----   ----   ----   -----    ------    -----
      28.95%   11.46%   20.88%   25.26%  9.33%  1.02%  (6.96)%  (12.85)%  22.09%

     Best Qtr.: Q4 '98  15.86%         Worst Qtr.: Q3 '02  (12.23)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                      LIFE OF
          for the period ended 12/31/03                        1 YEAR     5 YEARS       FUND
                                                              --------   ---------   ---------
          WFVT Asset Allocation Fund (Incept. 4/15/94)         22.09%      1.80%        9.46%
          S&P 500 Index/1/,/2/                                 28.67%     (0.57)%      11.80%
          LB 20+ Treasury Index/3/                              1.80%      6.17%        8.89%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.
     /2/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
     /3/  Lehman Brothers 20+ Treasury Index.

8    Variable Trust Prospectus

--------------------------------------------------------------------------------

     EQUITY INCOME FUND CALENDAR YEAR RETURNS

       '97     '98      '99     '00      '01        '02       '03
      -----   -----     ----    ----    -----     ------     -----
      26.90%  18.42%    7.90%   2.33%   (5.41)%   (19.26)%   26.21%

     Best Qtr.:  Q2 '03  16.47%          Worst Qtr.: Q3 '02  (20.59)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                      LIFE OF
          for the period ended 12/31/03                        1 YEAR     5 YEARS       FUND
                                                              --------   ---------   ---------
          WFVT Equity Income Fund (Incept. 5/6/96)             26.21%      1.25%       7.65%
          S&P 500 Index/1/                                     28.67%     (0.57)%      8.85%
          Russell 1000 Value Index                             30.03%      3.56%      10.40%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus    9

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     EQUITY VALUE FUND CALENDAR YEAR RETURNS

      '99      '00      '01        '02        '03
     -----     ----    -----     ------      -----
     (2.48)%   5.78%   (6.93)%   (24.09)%    25.57%

     Best Qtr.: Q2 '03  16.07%         Worst Qtr.: Q3 '02  (21.10)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                      LIFE OF
          for the period ended 12/31/03                        1 YEAR     5 YEARS       FUND
                                                              --------   ---------   ---------
          WFVT Equity Value Fund (Incept. 5/1/98)              25.57%     (1.64)%     (2.11)%
          S&P 500 Index/1/                                     28.67%     (0.57)%      1.47%
          Russell 1000 Value Index                             30.03%      3.56%       3.65%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

10   Variable Trust Prospectus

--------------------------------------------------------------------------------

     GROWTH FUND CALENDAR YEAR RETURNS

      '95     '96     '97     '98     '99      '00       '01      '02     '03
     -----   -----   -----   -----   -----   ------    ------   ------    -----
     29.19%  22.44%  17.33%  28.81%  20.41%  (13.60)%  (19.21)% (25.84)%  23.59%

     Best Qtr.: Q4 '98  22.93%         Worst Qtr.: Q3 '01  (17.01)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                      LIFE OF
          for the period ended 12/31/03                        1 YEAR     5 YEARS       FUND
                                                              --------   ---------   ---------
          WFVT Growth Fund (Incept. 4/12/94)                   23.59%     (5.08)%      6.96%
          S&P 500 Index/1/                                     28.67%     (0.57)%     11.80%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus   11

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     INTERNATIONAL EQUITY FUND CALENDAR YEAR RETURNS

       '01         '02        '03
     ------      ------      -----
     (16.09)%    (22.92)%    31.46%

     Best Qtr.: Q2 '03   16.89%         Worst Qtr.: Q3 '02  (21.26)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                          LIFE OF
          for the period ended 12/31/03                        1 YEAR       FUND
                                                              --------   ---------
          WFVT International Equity Fund (Incept. 7/03/00)     31.46%     (7.47)%
          MSCI/EAFE Index/1/                                   38.59%     (5.55)%

     /1/ Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

     LARGE COMPANY GROWTH FUND CALENDAR YEAR RETURNS

      '00        '01        '02        '03
     -----     ------     ------      -----
     (0.58)%   (20.88)%   (28.01)%    26.28%

     Best Qtr.: Q4 '01  18.25%         Worst Qtr.: Q1 '01  (22.58)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                          LIFE OF
          for the period ended 12/31/03                        1 YEAR       FUND
                                                              --------   ---------
          WFVT Large Company Growth Fund (Incept. 9/20/99)     26.28%     (3.45)%
          S&P 500 Index/1/                                     28.67%     (1.88)%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus   13

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     MONEY MARKET FUND CALENDAR YEAR RETURNS

      '95    '96     '97     '98     '99     '00     '01    '02    '03
     ----    ----    ----    ----    ----    ----    ----   ----   ----
     5.41%   4.72%   5.04%   4.77%   4.46%   5.76%   3.73%  1.25%  0.50%

     Best Qtr.: Q4 '00  1.49%          Worst Qtr.: Q4 '03  0.09%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                      LIFE OF
          for the period ended 12/31/03                        1 YEAR     5 YEARS       FUND
                                                              --------   ---------   ---------
          WFVT Money Market Fund (Incept. 5/19/94)              0.50%      3.12%       3.97%
          iMoneyNet First Tier Retail Money Fund Average        0.49%      3.33%       4.84%

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     SMALL CAP GROWTH FUND CALENDAR YEAR RETURNS

      '96     '97     '98      '99       '00        '01       '02       '03
     -----   ----   ------    -----    ------     ------    ------     -----
     31.47%  9.87%  (14.47)%  66.27%   (22.58)%   (24.37)%  (38.22)%   42.27%

     Best Qtr.: Q4 '99  67.19%         Worst Qtr.: Q1 '01  (31.31)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                      LIFE OF
          for the period ended 12/31/03                        1 YEAR     5 YEARS       FUND
                                                              --------   ---------   ---------
          WFVT Small Cap Growth Fund (Incept. 5/01/95)         42.27%     (3.07)%       2.37%
          Russell 2000 Index                                   47.25%      7.13%       10.39%

                                                  Variable Trust Prospectus   15

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     TOTAL RETURN BOND FUND CALENDAR YEAR RETURNS

      '00      '01      '02       '03
     -----     ----     ----     ----
     10.22%    7.41%    7.75%    8.40%

     Best Qtr.: Q2 '03  4.89%          Worst Qtr.: Q2 '01  (0.17)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                          LIFE OF
          for the period ended 12/31/03                        1 YEAR       FUND
                                                              --------   ---------
          WFVT Total Return Bond Fund (Incept. 9/20/99)         8.40%      7.81%
          LB Aggregate Bond Index/1/                            4.10%      8.03%
          LB U.S. Credit Index/2/                               7.70%      8.92%

     /1/  Lehman Brothers Aggregate Bond Index.
     /2/  Lehman Brothers U.S. Credit Index.

16   Variable Trust Prospectus

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--------------------------------------------------------------------------------

VARIABLE TRUST FUNDS                                         SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

These tables reflect the various costs and expenses of the Funds and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------------------

                                                                                ALL FUNDS

--------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                                None

Maximum deferred sales charge (load) (as a percentage of
the Net Asset Value ("NAV") at purchase)                                          None

--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

--------------------------------------------------------------------------
                                           ASSET ALLOCATION      EQUITY
                                                 FUND          INCOME FUND
--------------------------------------------------------------------------
Management Fees                                 0.55%             0.55%
Distribution (12b-1) Fees                       0.25%             0.25%
Other Expenses/1/                               0.22%             0.26%
--------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.02%             1.06%
--------------------------------------------------------------------------
Fee Waivers                                     0.02%             0.06%
--------------------------------------------------------------------------
NET EXPENSES/2/                                 1.00%             1.00%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                            LARGE COMPANY    MONEY MARKET
                                             GROWTH FUND         FUND
--------------------------------------------------------------------------
Management Fees                                 0.55%            0.40%
Distribution (12b-1) Fees                       0.25%            0.25%
Other Expenses/1/                               0.26%            0.24%
--------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.06%            0.89%
--------------------------------------------------------------------------
Fee Waivers                                     0.06%            0.14%
--------------------------------------------------------------------------
NET EXPENSES/2/                                 1.00%            0.75%
--------------------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fago & Company.
/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

18   Stock Funds Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

----------------------------------------
  EQUITY       GROWTH      INTERNATIONAL
VALUE FUND      FUND        EQUITY FUND
----------------------------------------
   0.55%        0.55%          0.75%
   0.25%        0.25%          0.25%
   0.40%        0.33%          0.59%
----------------------------------------
   1.20%        1.13%          1.59%
----------------------------------------
   0.20%        0.13%          0.59%
----------------------------------------
   1.00%        1.00%          1.00%
----------------------------------------

---------------------------
 SMALL CAP     TOTAL RETURN
GROWTH FUND     BOND FUND
---------------------------
   0.75%          0.45%
   0.25%          0.25%
   0.25%          0.27%
---------------------------
   1.25%          0.97%
---------------------------
   0.05%          0.07%
---------------------------
   1.20%          0.90%
---------------------------

                                                     Stock Funds Prospectus   19

VARIABLE TRUST FUNDS                                         SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

----------------------------------------------------------------------------------------
                            ASSET
                          ALLOCATION      EQUITY       EQUITY     GROWTH   INTERNATIONAL
                             FUND      INCOME FUND   VALUE FUND    FUND     EQUITY FUND
----------------------------------------------------------------------------------------
 1 YEAR                    $    102      $    102      $   102    $   102     $    102
 3 YEARS                   $    323      $    331      $   361    $   346     $    444
 5 YEARS                   $    561      $    579      $   640    $   610     $    810
10 YEARS                   $  1,246      $  1,289      $ 1,437    $ 1,363     $  1,839
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                            LARGE        MONEY     SMALL CAP
                           COMPANY       MARKET     GROWTH       TOTAL RETURN
                         GROWTH FUND      FUND       FUND         BOND FUND
-----------------------------------------------------------------------------
 1 YEAR                    $   102      $    77     $   122        $    92
 3 YEARS                   $   331      $   270     $   392        $   302
 5 YEARS                   $   579      $   479     $   682        $   529
10 YEARS                   $ 1,289      $ 1,083     $ 1,507        $ 1,183
-----------------------------------------------------------------------------

20   Stock Funds Prospectus

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN A
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees alone, but shareholders would be given at least 60 days advance notice.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

                                                  Variable Trust Prospectus   21

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Galen G. Blomster, CFA; Jeffrey P. Mellas

     INVESTMENT OBJECTIVE
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

     We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is subject to the "Equity Securities" and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

22   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON APRIL 15, 1994
                                              --------------------------------------------------------------------------------
                                                DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003             2002             2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $      10.41     $      12.32     $      13.82     $      14.42     $      13.45
Income from investment operations:
  Net investment income (loss)                        0.18             0.21             0.20             0.31             0.27
  Net realized and unrealized gain (loss)
   on investments                                     2.10            (1.78)           (1.17)           (0.13)            0.97
Total from investment operations                      2.28            (1.57)           (0.97)            0.18             1.24
Less distributions:
  Dividends from net investment income               (0.18)           (0.23)           (0.20)           (0.31)           (0.26)
  Distributions from net realized gain                0.00            (0.11)           (0.33)           (0.47)           (0.01)
Total distributions                                  (0.18)           (0.34)           (0.53)           (0.78)           (0.27)
Net asset value, end of period                $      12.51     $      10.41     $      12.32     $      13.82     $      14.42
Total return/1/                                      22.09%          (12.85)%          (6.96)%           1.02%            9.33%
Ratios/supplemental data:
  Net assets, end of period (000s)            $    290,723     $    212,574     $    255,938     $    270,278     $    240,671
RATIOS TO AVERAGE NET ASSETS:
  Ratio of expenses to average net assets             1.00%            1.00%            1.00%            1.00%            0.97%
  Ratio of net investment income (loss)
   to average net assets                              1.64%            1.90%            1.64%            2.19%            2.05%
Portfolio turnover                                       7%              16%              25%              48%              30%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/                               1.02%            1.02%            1.04%            1.12%            1.17%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   23

EQUITY INCOME FUND
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

24   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON MAY 6, 1996
                                              --------------------------------------------------------------------------------
                                                DEC. 31          DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003             2002             2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $      12.32     $      15.52     $      17.01     $      17.09     $      16.00
Income from investment operations:
  Net investment income (loss)                        0.21             0.21             0.16             0.17             0.17
  Net realized and unrealized gain (loss)
   on investments                                     2.95            (3.19)           (1.09)            0.21             1.09
Total from investment operations                      3.16            (2.98)           (0.93)            0.38             1.26
Less distributions:
  Dividends from net investment income               (0.21)           (0.22)           (0.15)           (0.17)           (0.17)
  Distributions from net realized gain               (0.34)            0.00            (0.41)           (0.29)            0.00
Total distributions                                  (0.55)           (0.22)           (0.56)           (0.46)           (0.17)
Net asset value, end of period                $      14.93     $      12.32     $      15.52     $      17.01     $      17.09
Total return/1/                                      26.21%          (19.26)%          (5.41)%           2.33%            7.90%
Ratios/supplemental data:
  Net assets, end of period (000s)            $    103,157     $     78,400     $    106,199     $    113,350     $    127,793
Ratios to average net assets:
  Ratio of expenses to average net assets             1.00%            1.00%            1.00%            1.00%            0.86%
  Ratio of net investment income (loss) to
   average net assets                                 1.59%            1.46%            1.05%            1.02%            1.16%
Portfolio turnover                                      15%              16%               5%               4%               5%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/                               1.06%            1.09%            1.23%            1.17%            1.12%

/1/ Total return calculations do not include any insurance costs and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   25

EQUITY VALUE FUND
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Equity Value Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We seek long-term capital appreciation by investing primarily in equity securities of large U.S. companies with strong return potential based on current market valuations. In selecting stocks, we use various qualitative and quantitative valuation measures, including price-to-book value, price-to-earnings and price-to-sales ratios, and current dividend yields. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We also may invest in convertible debt securities with the same characteristics as common stocks, and in preferred stocks, warrants, and securities of foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

26   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON MAY 1, 1998
                                              --------------------------------------------------------------------------------
                                                 DEC. 31         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003             2002             2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $       6.75     $       9.02     $       9.70     $       9.23     $       9.55
Income from investment operations:
  Net investment income (loss)                        0.12             0.10             0.06             0.07             0.08
  Net realized and unrealized gain (loss)
   on investments                                     1.59            (2.27)           (0.68)            0.46            (0.32)
Total from investment operations                      1.71            (2.17)           (0.62)            0.53            (0.24)
Less distributions:
  Dividends from net investment income               (0.12)           (0.10)           (0.06)           (0.06)           (0.08)
  Distributions from net realized gains               0.00            (0.00)            0.00             0.00             0.00
Total distributions                                  (0.12)           (0.10)           (0.06)           (0.06)           (0.08)
Net asset value, end of period                $       8.34     $       6.75     $       9.02     $       9.70     $       9.23
Total return/1/                                      25.57%          (24.09)%          (6.39)%           5.78%           (2.48)%
Ratios/supplemental data:
  Net assets, end of period (000s)            $     29,482     $     25,124     $     38,721     $     47,013     $     26,567
Ratios to average net assets:
  Ratio of expenses to average net assets             1.00%            1.00%            1.00%            1.00%            1.06%
  Ratio of net investment income (loss) to
   average net assets                                 1.62%            1.19%            0.55%            0.78%            0.96%
Portfolio turnover                                      20%              98%             107%             124%             139%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/                               1.20%            1.27%            1.16%            1.56%            1.53%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   27

GROWTH FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Deborah Meacock, CFA; Stephen M. Kensinger, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities that we believe have a strong earnings growth trend and above-average prospects for future growth. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more;

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

28   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON APRIL 12, 1994
                                              --------------------------------------------------------------------------------
                                                DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003             2002             2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $      10.43     $      14.08     $      19.06     $      24.10     $      20.05
Income from investment operations:
  Net investment income (loss)                       (0.05)           (0.02)            0.01             0.00             0.02
  Net realized and unrealized gain (loss)
   on investments                                     2.51            (3.62)           (3.65)           (2.95)            4.06
Total from investment operations                      2.46            (3.64)           (3.64)           (2.95)            4.08
Less distributions:
  Dividends from net investment income                0.00            (0.01)            0.00             0.00            (0.03)
  Distributions from net realized gain                0.00             0.00            (1.34)           (2.09)            0.00
Total distributions                                   0.00            (0.01)           (1.34)           (2.09)           (0.03)
Net asset value, end of period                $      12.89     $      10.43     $      14.08     $      19.06     $      24.10
Total return/1/                                      23.59%          (25.84)%         (19.21)%         (13.60)%          20.41%
Ratios/supplemental data:
  Net assets, end of period (000s)            $     43,384     $     42,644     $     73,631     $    105,248     $    128,495
Ratios to average net assets:
  Ratio of expenses to average net assets             1.00%            1.00%            1.00%            1.00%            1.07%
  Ratio of net investment income (loss) to
   average net assets                                (0.44)%          (0.14)%           0.08%            0.01%            0.11%
Portfolio turnover                                      58%             120%              50%              67%              54%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/                               1.13%            1.14%            1.27%            1.23%            1.27%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   29

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez CFA; Sabrina Yih, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We invest principally in equity securities of companies based primarily in developed foreign countries but also in emerging markets.

     We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return. The financial data we examine includes both a company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in equity securities;

     . at least 80% of total assets in equity securities of companies based outside the U.S.;

     .    in a minimum of five countries exclusive of the U.S.;

     .    up to 50% of total assets in any one country;

     .    up to 25% of total assets in emerging markets; and

     . in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), and shares of other mutual funds.

     We expect that the Fund's portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

30   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON JULY 3, 2000
                                              ---------------------------------------------------------------
                                                 DEC. 31,        DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003            2002             2001             2000
                                              ------------     ------------     ------------     ------------
Net asset value, beginning of period          $       5.77     $       7.50     $       8.94     $      10.00
Income from investment operations:
  Net investment income (loss)                        0.02             0.02             0.02             0.03
  Net realized and unrealized gain (loss)
   on investments                                     1.79            (1.74)           (1.46)           (1.06)

Total from investment operations                      1.81            (1.72)           (1.44)           (1.03)
Less distributions:
  Dividends from net investment income               (0.02)           (0.01)            0.00            (0.03)
  Distributions from net realized gains               0.00             0.00             0.00             0.00

Total distributions                                  (0.02)           (0.01)            0.00            (0.03)
Net asset value, end of period                $       7.56     $       5.77     $       7.50     $       8.94

Total return/1/                                      31.46%          (22.92)%         (16.09)%         (10.33)%
Ratios/supplemental data:
  Net assets, end of period (000s)            $     22,033     $      9,316     $      4,946     $      1,620

Ratios to average net assets/2/
  Ratio of expenses to average net assets             1.00%            1.00%            1.00%            1.00%
  Ratio of net investment income (loss) to
   average net assets                                 0.69%            0.71%            0.48%            0.98%
Portfolio turnover                                      90%              54%              41%              19%

Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/, /3/                          1.59%            3.26%            7.21%            2.40%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   31

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------
     INVESTMENT OBJECTIVE
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------
     INVESTMENT STRATEGIES
     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------
     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

          We will not invest more than 10% of the Fund's total assets in the securities of a single issuer.

     ---------------------------------------------------------------------------
     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

32   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON SEPTEMBER 20, 1999
                                              --------------------------------------------------------------------------------
                                                DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003             2002             2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $       6.81     $       9.46     $      11.96     $      12.03     $      10.00
Income from investment operations:
  Net investment income (loss)                       (0.03)           (0.05)           (0.04)           (0.04)           (0.01)
  Net realized and unrealized gain (loss)
   on investments                                     1.82            (2.60)           (2.46)           (0.03)            2.04
Total from investment operations                      1.79            (2.65)           (2.50)           (0.07)            2.03
Less distributions:
  Dividends from net investment income                0.00             0.00             0.00             0.00             0.00
  Distributions from net realized gain                0.00             0.00             0.00             0.00             0.00
Total distributions                                   0.00             0.00             0.00             0.00             0.00
Net asset value, end of period                $       8.60     $       6.81     $       9.46     $      11.96     $      12.03
Total return/1/                                      26.28%          (28.01)%         (20.88)%          (0.58)%          20.30%
Ratios/supplemental data:
  Net assets, end of period (000s)            $     96,802     $     69,108     $    104,888     $    117,885     $     50,988
RATIOS TO AVERAGE NET ASSETS/2/:
  Ratio of expenses to average net assets             1.00%            1.00%            0.98%            1.00%            1.00%
  Ratio of net investment income (loss) to
   average net assets                                (0.46)%          (0.56)%          (0.47)%          (0.42)%          (0.47)%
Portfolio turnover                                      10%              18%              14%               8%               0%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/,/3/                           1.06%            1.08%            1.01%            1.43%            1.43%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   33

MONEY MARKET FUND
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Money Market Fund seeks high current income, while preserving capital and liquidity.

     ---------------------------------------------------------------------------
     INVESTMENT STRATEGIES
     We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers' acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

     ---------------------------------------------------------------------------
     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . 100% of total assets in high-quality, short-term money market instruments;

     . at least 50% of total assets in high-quality, short-term obligations of domestic issuers; and

     . up to 50% of total assets in high-quality, short-term obligations of foreign issuers.

     ---------------------------------------------------------------------------
     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the "Debt Securities" risks described under " Common Risks for the Funds" on page 6. Although we seek to maintain a stable NAV of $1.00 per share, it is possible to lose money by investing in the Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

34   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON MAY 19, 1994
                                              --------------------------------------------------------------------------------
                                                DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003             2002             2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
Income from investment operations:
  Net investment income (loss)                        0.01             0.01             0.04             0.06             0.04
  Net realized and unrealized gain (loss)
   on investments                                     0.00             0.00             0.00             0.00             0.00
Total from investment operations                      0.01             0.01             0.04             0.06             0.04
Less distributions:
  Dividends from net investment income               (0.01)           (0.01)           (0.04)           (0.06)           (0.04)
  Distributions from net realized gain                0.00             0.00             0.00             0.00             0.00
Total distributions                                  (0.01)           (0.01)           (0.04)           (0.06)           (0.04)
Net asset value, end of period                $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
Total return/1/                                       0.50%            1.25%            3.73%            5.76%            4.46%
Ratios/supplemental data:
  Net assets, end of period (000s)            $     81,583     $     96,274     $    105,360     $     53,095     $     42,164
Ratios to average net assets:
  Ratio of expenses to average net assets             0.75%            0.72%            0.73%            0.85%            0.86%
  Ratio of net investment income (loss) to
   average net assets                                 0.51%            1.24%            3.46%            5.64%            4.45%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/                               0.89%            0.73%            0.73%            0.90%            1.07%

----------
/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   35

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts

     --------------------------------------------------------------------------
     INVESTMENT OBJECTIVE
     The Small Cap Growth Fund seeks long-term capital appreciation.

     --------------------------------------------------------------------------
     INVESTMENT STRATEGIES
     We actively manage a diversified portfolio of common stocks of U.S. and foreign companies we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

     --------------------------------------------------------------------------
     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs or similar investments.

     --------------------------------------------------------------------------
     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6, and to small company securities risk. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section on page 40. These considerations are all important to your investment choice.

36   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON MAY 1, 1995
                                              --------------------------------------------------------------------------------
                                                Dec. 31,         Dec. 31,        Dec. 31,         Dec. 31,         Dec. 31,
FOR THE PERIOD ENDED:                             2003             2002            2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $       4.85     $       7.85     $      10.38     $      18.09     $      10.88
Income from investment operations:
  Net investment income (loss)                       (0.04)           (0.04)           (0.04)           (0.08)           (0.04)
  Net realized and unrealized gain (loss)
   on investments                                     2.09            (2.96)           (2.49)           (3.71)            7.25
Total from investment operations                      2.05            (3.00)           (2.53)           (3.79)            7.21
Less distributions:
  Dividends from net investment income                0.00             0.00             0.00             0.00             0.00
  Distributions from net realized gain                0.00             0.00             0.00            (3.15)            0.00
  Return of Capital                                   0.00             0.00             0.00            (0.77)            0.00
Total distributions                                   0.00             0.00             0.00            (3.92)            0.00
Net asset value, end of period                $       6.90     $       4.85     $       7.85     $      10.38     $      18.09
Total return/1/                                      42.27%          (38.22)%         (24.37)%         (22.58)%          66.27%
Ratios/supplemental data:
  Net assets, end of period (000s)            $    138,151     $     68,349     $     57,216     $     33,610     $     23,819
Ratios to average net assets:
  Ratio of expenses to average net assets             1.20%            1.20%            1.18%            1.20%            0.95%
  Ratio of net investment income (loss) to
   average net assets                                (0.91)%          (0.92)%          (0.85)%          (0.72)%          (0.37)%
Portfolio turnover                                     191%             243%             218%             260%             314%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/                               1.25%            1.32%            1.32%            2.41%            1.94%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   37

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

     Portfolio Managers: William Stevens, Marie Chandoha and Thomas O'Connor,
     CFA

     ---------------------------------------------------------------------------
     INVESTMENT OBJECTIVE

     The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

     ---------------------------------------------------------------------------
     INVESTMENT STRATEGIES
     We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money-market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration between 4 and 5-1/2 years.

     ---------------------------------------------------------------------------
     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in bonds;

     .    at least 80% of total assets in investment-grade debt securities;

     . up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

     . up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

     .    up to 10% of total assets in stripped mortgage-backed securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

     ---------------------------------------------------------------------------
     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the "Debt Securities" risks and to the extent the Fund invests in foreign obligations, the "Foreign Investments" risks described under "Common Risks for the Funds" on page 6. Mortgage- and other asset-backed securities may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are also subject to risk of default on the underlying assets, particularly during periods of economic downturn. Stripped mortgage-backed securities have a greater interest rate risk than mortgage-backed securities with like maturities. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

38   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON SEPTEMBER  20, 1999
                                              --------------------------------------------------------------------------------
                                                DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003             2002             2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $      10.38     $      10.24     $      10.14     $       9.82     $      10.00
Income from investment operations:
  Net investment income (loss)                        0.45             0.61             0.64             0.64             0.16
  Net realized and unrealized gain (loss)
   on investments                                     0.41             0.16             0.10             0.32            (0.18)
Total from investment operations                      0.86             0.77             0.74             0.96            (0.02)
Less distributions:
  Dividends from net investment income               (0.45)           (0.61)           (0.64)           (0.64)           (0.16)
  Distributions from net realized gains              (0.13)           (0.02)            0.00             0.00             0.00
Total distributions                                  (0.58)           (0.63)           (0.64)           (0.64)           (0.16)
Net asset value, end of period                $      10.66     $      10.38     $      10.24     $      10.14     $       9.82
Total return/1/                                       8.40%            7.75%            7.41%           10.22%           (0.16)%
Ratios/supplemental data:
  Net assets, end of period (000s)            $     70,988     $     68,499     $     72,920     $     71,957     $     68,423
RATIOS TO AVERAGE NET ASSETS/2/:
  Ratio of expenses to average net assets             0.90%            0.90%            0.90%            0.90%            0.90%
  Ratio of net investment income (loss) to
   average net assets                                 4.17%            5.97%            6.20%            6.53%            5.87%
Portfolio turnover                                     619%              82%              69%             100%              59%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/, /3/                          0.97%            1.02%            1.14%            1.25%            1.25%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   39

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that a Fund will meet its investment objective. With respect to the Money Market Fund, we cannot guarantee that the Fund will be able to maintain a $1.00 per share NAV.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Each Fund, except the Money Market Fund, holds assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     . Certain Funds may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Funds themselves.

40   Variable Trust Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

                                                  Variable Trust Prospectus   41

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

42   Variable Trust Prospectus

--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                              ASSET       EQUITY    EQUITY              INTERNATIONAL
INVESTMENT PRACTICE           PRINCIPAL RISK(S)             ALLOCATION    INCOME     VALUE    GROWTH       EQUITY
----------------------------  ----------------------------  ----------  --------  ---------  --------  ---------------
BORROWING POLICIES
The ability to borrow money   Leverage Risk                      .          .         .         .            .
for temporary purposes
(e.g. to meet shareholder
redemptions).

EMERGING MARKETS
Securities of companies       Emerging Market, Foreign
based in countries            Investment, Regulatory,                                                         .
considered developing or to   Liquidity and Currency Risk
have "emerging" stock
markets. Generally, these
securities have the same
type of risks as foreign
securities, but to a higher
degree.

FLOATING AND VARIABLE RATE
DEBT
Instruments with interest     Interest Rate and
rates that are adjusted       Credit Risk
either on a schedule or
when an index or benchmark
changes.

FOREIGN OBLIGATIONS
Debt securities of non-U.S.   Foreign Investment,
companies, foreign banks,     Regulatory and
foreign governments, and      Liquidity Risk
other foreign entities.

FOREIGN SECURITIES
Equity securities issued by   Foreign Investment,
a non-U.S. company, which     Regulatory, Liquidity                                              .            .
may be in the form of an      and Currency Risk
ADR or similar investment.

FORWARD COMMITMENT,
WHEN-ISSUED AND DELAYED       Interest Rate, Leverage
DELIVERY TRANSACTIONS         and Credit Risk                    .
Securities bought or sold
for delivery at a later date
or bought or sold for a
fixed price at a fixed date.

ILLIQUID SECURITIES
A security which may not be   Liquidity Risk
sold or disposed of in the
ordinary course of business
within seven days at the
value determined by the                                          .           .         .         .            .
Fund. Limited to 15% of net
assets, for each Fund,
except the Money Market
Fund, which is limited to
10% of net assets.

                                                               LARGE               SMALL     TOTAL
                                                              COMPANY    MONEY      CAP     RETURN
INVESTMENT PRACTICE           PRINCIPAL RISK(S)                GROWTH    MARKET    GROWTH    BOND
----------------------------  ----------------------------  ----------  --------  ---------  --------
BORROWING POLICIES
The ability to borrow money   Leverage Risk                       .         .         .         .
for temporary purposes
(e.g. to meet shareholder
redemptions).

EMERGING MARKETS
Securities of companies       Emerging Market, Foreign
based in countries            Investment, Regulatory,
considered developing or to   Liquidity and Currency Risk
have "emerging" stock
markets. Generally, these
securities have the same
type of risks as foreign
securities, but to a higher
degree.

FLOATING AND VARIABLE RATE
DEBT
Instruments with interest     Interest Rate and                              .                   .
rates that are adjusted       Credit Risk
either on a schedule or
when an index or benchmark
changes.

FOREIGN OBLIGATIONS
Debt securities of non-U.S.   Foreign Investment,
companies, foreign banks,     Regulatory and                                .                    .
foreign governments, and      Liquidity Risk
other foreign entities.

FOREIGN SECURITIES
Equity securities issued by   Foreign Investment,
a non-U.S. company, which     Regulatory, Liquidity              .                     .
may be in the form of an      and Currency Risk
ADR or similar investment.

FORWARD COMMITMENT,
WHEN-ISSUED AND DELAYED       Interest Rate, Leverage
DELIVERY TRANSACTIONS         and Credit Risk                                                    .
Securities bought or sold
for delivery at a later date
or bought or sold for a
fixed price at a fixed date.

ILLIQUID SECURITIES
A security which may not be   Liquidity Risk
sold or disposed of in the
ordinary course of business                                      .           .         .         .
within seven days at the
value determined by the
Fund. Limited to 15% of net
assets, for each Fund,
except the Money Market
Fund, which is limited to
10% of net assets.

                                                  Variable Trust Prospectus   43

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

                                                              ASSET       EQUITY    EQUITY              INTERNATIONAL
INVESTMENT PRACTICE           PRINCIPAL RISK(S)             ALLOCATION    INCOME     VALUE    GROWTH       EQUITY
----------------------------  ----------------------------  ----------  --------  ---------  --------  ---------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning       Credit,
securities to brokers,        Counter-Party and                  .          .          .         .             .
dealers and financial         Leverage Risk
institutions to increase
returns on those securities.
Loans may be made up to
1940 Act limits (currently
one-third of total assets,
including the value of
collateral received).

MORTGAGE- AND OTHER
ASSET-BACKED SECURITIES
Securities consisting of      Interest Rate, Credit, and
fractional interests in       Prepayment/Extension
pools of consumer loans,      Risk
such as mortgage loans, car
loans, credit card debt, or
receivables held in trust.

OPTIONS
The right to buy or sell a    Leverage, Credit and
security based on an agreed   Liquidity Risk
upon price at a specified                                                                        .
time. Types of options used
may include: options on
securities, options on a
stock index and options on
stock index futures to
protect liquidity and
portfolio value.

OTHER MUTUAL FUNDS
Investments by the Fund in    Market Risk
shares of other mutual
funds, which may cause Fund
shareholders to bear a                                           .          .          .         .             .
pro-rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not       Liquidity Risk
publicly traded but which
may or may not be resold in                                      .                     .         .             .
accordance with Rule 144A
under the Securities Act of
1933.

REPURCHASE AGREEMENTS
A transaction in which the
seller of a security agrees   Credit and
to buy back a security at an  Counter-Party Risk                            .          .         .             .
agreed upon time and price,
usually with interest.

SMALL COMPANY SECURITIES
Investments in small          Small Company
companies, which may be less  Investment, Market                                                               .
liquid and more volatile      and Liquidity Risk
than investments in larger
companies.

                                                               LARGE               SMALL     TOTAL
                                                              COMPANY    MONEY      CAP     RETURN
INVESTMENT PRACTICE           PRINCIPAL RISK(S)                GROWTH    MARKET    GROWTH    BOND
----------------------------  ----------------------------  ----------  --------  ---------  --------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning       Credit,
securities to brokers,        Counter-Party and
dealers and financial         Leverage Risk
institutions to increase
returns on those securities.                                     .                     .         .
Loans may be made up to
1940 Act limits (currently
one-third of total assets,
including the value of
collateral received).

MORTGAGE- AND OTHER
ASSET-BACKED SECURITIES
Securities consisting of      Interest Rate, Credit, and
fractional interests in       Prepayment/Extension
pools of consumer loans,      Risk
such as mortgage loans, car
loans, credit card debt, or                                                                      .
receivables held in trust.

OPTIONS
The right to buy or sell a    Leverage, Credit and
security based on an agreed   Liquidity Risk
upon price at a specified
time. Types of options used                                      .                     .         .
may include: options on
securities, options on a
stock index and options on
stock index futures to
protect liquidity and
portfolio value.

OTHER MUTUAL FUNDS
Investments by the Fund in    Market Risk
shares of other mutual
funds, which may cause Fund
shareholders to bear a                                           .                     .         .
pro-rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not       Liquidity Risk
publicly traded but which
may or may not be resold in                                      .          .          .         .
accordance with Rule 144A
under the Securities Act of
1933.

REPURCHASE AGREEMENTS
A transaction in which the
seller of a security agrees   Credit and
to buy back a security at an  Counter-Party Risk                 .          .          .         .
agreed upon time and price,
usually with interest.

SMALL COMPANY SECURITIES
Investments in small          Small Company
companies, which may be less  Investment, Market                 .          .          .         .
liquid and more volatile      and Liquidity Risk
than investments in larger
companies.

44   Variable Trust Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Funds' activities

        INVESTMENT ADVISER                                    CUSTODIAN
Wells Fargo Funds Management, LLC                   Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA                   6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities            Provides safekeeping for the Funds, assets

                             INVESTMENT SUB-ADVISERS

     Wells Capital Management Incorporated               Peregrine Capital Management, Inc.
     525 Market St.                                      800 LaSalle Ave.
     San Francisco, CA                                   Minneapolis, MN
     (All Funds except as described at right)            (Large Company Growth Fund)

                 Responsible for day-to-day portfolio management

           ADMINISTRATOR                                       TRANSFER AGENT

     Wells Fargo Funds Management, LLC                   Boston Financial Data Services, Inc.
     525 Market St.                                      Two Heritage Dr.
     San Francisco, CA                                   Quincy, MA

     Manages the                                         Maintains records
     Funds' business                                     of shares and
     activities                                          supervises the payment
                                                         of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

       Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

                                                  Variable Trust Prospectus   45

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISERS
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds (except the Large Company Growth
     Fund), and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans, foundations and endowments. As of December 31, 2003, Peregrine managed over $12.6 billion in assets.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     THE ADMINISTRATOR
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Funds' shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

46   Variable Trust Prospectus

--------------------------------------------------------------------------------

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

                                                  Variable Trust Prospectus   47

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

     The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

48   Variable Trust Prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     Each Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Total Return Bond and Money Market Funds declare distributions of any net investment income daily and make them monthly. The Asset Allocation, Equity Income and Equity Value Funds declare and make distributions of any net investment income quarterly. All other Funds declare and make distributions of any net investment income annually. The Funds make any realized capital gain distributions at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from VA Contracts and VLI Policies, must be adequately diversified. Each Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments, except the Money Market Fund, are generally valued at current market prices. The Money Market Fund's investments are valued using the amortized cost method. For the non-money market Funds, securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect

                                                  Variable Trust Prospectus   49

OTHER INFORMATION
--------------------------------------------------------------------------------

     its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each Fund's shares, except the Money Market Fund, each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV for the Money Market Fund each business day at 12:00 p.m.(ET). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

     . The non-money market Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday. The Money Market Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

50   Variable Trust Prospectus

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Galen G. Blomster, CFA, Mr. Blomster co-manages the Asset Allocation Fund and is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the model used in managing the Asset Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

     Marie Chandoha, Ms. Chandoha co-manages the Total Return Bond Fund. Ms. Chandoha joined Wells Capital Management in 2003 as a portfolio manager. Ms. Chandoha began her investment career in 1983. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a BA degree in Economics.

     John S. Dale, CFA, Mr. Dale co-manages the Large Company Growth Fund. He joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and co-managed the predecessor portfolio since 1994 and also co-manages the Equity Value Fund. He joined Wells Capital Management in 1998 as a Principal. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. He had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

     Josephine Jimenez CFA, Ms.Jimenez co-manages the International Equity Fund. She joined Wells Capital Management in 2003 as the Director of the International and Emerging Markets team and as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jimenez earned her MS Jimenez from the Massachusetts Institute of Technology and her BS from New York University.

     Stephen M. Kensinger, CFA, Mr. Kensinger co-manages the Growth Fund. Mr. Kensinger joined Wells Capital Management in 1999 where he is now a Managing Director. He has over ten years of accumulated experience with the firm including service from the mid 1980's though 1994 with Norwest Investment Management. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

                                                  Variable Trust Prospectus   51

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Deborah Meacock, CFA, Ms. Meacock co-manages the Growth Fund. Ms. Meacock has been a portfolio manager with Wells Capital Management and Wells Fargo Bank N.A. (and its predecessor) for more than ten years. She is a Managing Director of separate account portfolio management, leading a team of portfolio managers in managing assets in a growth equity style for institutions, non-profit organizations and planned giving programs. Ms. Meacock received her undergraduate degree in Education/French from Oxford University, England, in 1976.

     Jeffrey P. Mellas, Mr. Mellas co-manages the Asset Allocation Fund. He joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance's domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his BA in Economics from the University of Minnesota and his MBA in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales, Paris, France.

     Gary E. Nussbaum, CFA, Mr. Nussbaum co-manages the Large Company Growth Fund. Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Thomas O'Connor, CFA, co-manages the Total Return Bond Fund. He joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O'Connor is a member of the Association for Investment Management and Research (AIMR). He earned his BS in Finance from the University of Vermont.

     Jerome "Cam" Philpott, CFA, co-manages the Small Cap Growth Fund. Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his BA in Economics from Washington and Lee University and his MBA from the Darden School at the University of Virginia.

     David L. Roberts, CFA, Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. Mr. Roberts also co-manages the Equity Value Fund. He joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

52   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Stuart Roberts, co-manages the Small Cap Growth Fund. Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management where he managed the Small Cap Growth Fund since its inception in 1990. He has focused on small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and a BA in Economics from Bowdoin College.

     William Stevens, Mr. Stevens co-manages the Total Return Bond Fund. Mr. Stevens joined Wells Capital Management in 2003 as a portfolio manager. Mr. Stevens began his investment career in 1984. Prior to joining Wells Capital Management, Mr. Stevens directed Montgomery Asset Management's Fixed-Income team since joining that firm in 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens is a Phi Beta Kappa graduate of Wesleyan University, where he earned a BA degree in Economics and earned his MBA from the Harvard Business School.

     Sabrina Yih, CFA, Ms. Yih co-manages the International Equity Fund. She joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe, Hong Kong and China, three of the Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the International Fund for high net-worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MM from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR) and of the Security Analysts of San Francisco.

                                                  Variable Trust Prospectus   53

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     AMERICAN DEPOSITARY RECEIPTS ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     ASSET-BACKED SECURITIES
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     BUSINESS DAY
     Any day the New York Stock Exchange is open is a business day for the non-money market Funds. The Money Market Fund is open for business Monday through Friday and generally is closed on federal bank holidays.

     CAPITAL APPRECIATION, CAPITAL GROWTH
     An increase in the value of a security. See also "total return."

     CAPITALIZATION
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     COMMERCIAL PAPER
     Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

     CONVERTIBLE DEBT SECURITIES
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     CURRENT INCOME
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     DEBT SECURITIES
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     DERIVATIVES
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by a fund to its shareholders.

54   Variable Trust Prospectus

     DIVERSIFIED
     A diversified fund, as defined by the 1940 Act, is one that invests in cash, government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the fund's total assets. Non-diversified funds are not required to follow such investment policies.

     DOLLAR-DENOMINATED
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     DOLLAR ROLLS
     Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

     DURATION
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     EFFECTIVE DURATION
     A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

     EMERGING MARKETS
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     HEDGE
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

     INITIAL PUBLIC OFFERING
     The first time a company's stock is offered for sale to the public.

     INVESTMENT-GRADE DEBT SECURITIES
     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

                                                  Variable Trust Prospectus   55

GLOSSARY
--------------------------------------------------------------------------------

     MONEY MARKET INSTRUMENTS
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     MORTGAGE-BACKED SECURITIES
     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     OPTIONS
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     REVERSE REPURCHASE AGREEMENTS
     A sale by a fund of securities it holds with an agreement by the fund to repurchase the same securities at an agreed-upon price and date.

     RUSSELL 2000 INDEX
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 Index is considered a small cap index.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     STRIPPED MORTGAGE-BACKED SECURITIES
     Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

56   Variable Trust Prospectus

--------------------------------------------------------------------------------

     TURNOVER RATIO
     The percentage of the securities held in a fund's portfolio, other than short-term securities, that were bought or sold within a year.

     UNDERVALUED
     Describes a stock that is believed to be worth more than its current price.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     WARRANTS
     The right to buy a stock for a set price at a set time.

                                                  Variable Trust Prospectus   57

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-180-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P017 (5/04) ICA Reg. No. 811-09255

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                 [RECYCLED LOGO]

                                                    [LOGO OF WELLS FARGO FUNDS]

     [GRAPHIC] Wells Fargo Variable Trust Funds

                                        Prospectus

                                        Wells Fargo Equity Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                            (THIS PAGE INTENTIONALLY LEFT BLANK)
--------------------------------------------------------------------------------

TABLE OF CONTENTS                               VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

Overview                                   Objective and Principal Strategy    4
Important summary information              Summary of Important Risks          6
about the Fund.                            Performance History                 7
                                           Summary of Expenses                 8

--------------------------------------------------------------------------------
The Fund                                   Key Information                    10
Important information about                Equity Value Fund                  12
the Fund.                                  Additional Strategies and
                                             General Investment Risks         14
                                           Organization and Management
                                             of the Fund                      17

--------------------------------------------------------------------------------
Your Investment                            Investing in the Fund              19
Information on how to buy and
sell Fund shares.

--------------------------------------------------------------------------------
Reference                                  Other Information                  20
Additional information and term            Portfolio Managers                 22
definitions.                               Glossary                           23

VARIABLE TRUST EQUITY VALUE FUND OVERVIEW
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                                       OBJECTIVE

Equity Value Fund                          Seeks long-term capital appreciation
                                           and above-average dividend income.

4    Variable Trust Prospectus

--------------------------------------------------------------------------------
    PRINCIPAL STRATEGY

    We invest primarily in equity securities that we believe are undervalued in relation to various valuation measures, and that have strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                   Variable Trust Prospectus   5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..  the Fund description beginning on page 12;
..  the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..  the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

   Equity Securities
   The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

6   Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of appropriate broad-based indexes.

     Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

                     Equity Value Fund Calendar Year Returns

             '99          '00       '01         '02         '03
             ----        ----       ----       -----        -----
            (2.48)%      5.78%     (6.39)%    (24.09)%      25.57%


       Best Qtr.: Q2 '03 . 16.07%       Worst Qtr.: Q3 '02 . (21.10)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                           LIFE OF
     for the period ended 12/31/03                     1 YEAR   5 YEARS      FUND
                                                       ------   -------    -------
     WFVT Equity Value Fund (Incept. 5/1/98)           25.57%   (1.64)%    (2.11)%
     S&P 500 Index/1/                                  28.67%   (0.57)%     1.47%
     Russell 1000 Value Index                          30.03%    3.56%      3.65%

/1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                   Variable Trust Prospectus   7

VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------
                                                                   EQUITY VALUE
                                                                       FUND
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                    None

Maximum deferred sales charge (load) (as a percentage
of the Net Asset Value ("NAV") at purchase)                            None

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
                                                                   EQUITY VALUE
                                                                       FUND
--------------------------------------------------------------------------------
Management Fees                                                       0.55%
Distribution (12b-1) Fees                                             0.25%
Other Expenses/1/                                                     0.40%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.20%
--------------------------------------------------------------------------------
Fee Waivers                                                           0.20%
--------------------------------------------------------------------------------
NET EXPENSES/2/                                                       1.00%
--------------------------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo &
    Company.
/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

8    Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                                        EQUITY
                                                                      VALUE FUND
--------------------------------------------------------------------------------
 1 YEAR                                                                 $  102
 3 YEARS                                                                $  361
 5 YEARS                                                                $  640
10 YEARS                                                                $1,437
--------------------------------------------------------------------------------


                                                   Variable Trust Prospectus   9

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers."You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .  what the Fund is trying to achieve; and

     .  how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees alone, but shareholders would be given at least 60 days advance notice.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words appearing in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10  Variable Trust Prospectus

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--------------------------------------------------------------------------------

EQUITY VALUE FUND
--------------------------------------------------------------------------------

     PORTFOLIO MANAGERS: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Equity Value Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We seek long-term capital appreciation by investing primarily in equity securities of large U.S. companies with strong return potential based on current market valuations. In selecting stocks, we use various qualitative and quantitative valuation measures, including price-to-book value, price-to-earnings and price-to-sales ratios, and current dividend yields. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We also may invest in convertible debt securities with the same characteristics as common stocks, and in preferred stocks, warrants, and securities of foreign companies through American Depositary Receipts ("ADRs") and similar investments.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the risks described under the "Summary of Important Risks" section on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 14. These considerations are all important to your investment choice.

12   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING                         FUND COMMENCED ON MAY 1, 1998
                                                -----------------------------------------------------------
For the period ended:                            Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,
                                                  2003        2002         2001        2000        1999
                                                -----------------------------------------------------------
Net asset value, beginning of period            $   6.75      $ 9.02     $   9.70    $   9.23    $   9.55
Income from investment operations:
  Net investment income (loss)                      0.12        0.10         0.06        0.07        0.08
  Net realized and unrealized gain (loss)
  on investments                                    1.59       (2.27)       (0.68)       0.46       (0.32)
Total from investment operations                    1.71       (2.17)       (0.62)       0.53       (0.24)
Less distributions:
  Dividends from net investment income             (0.12)      (0.10)       (0.06)      (0.06)      (0.08)
  Distributions from net realized gains             0.00       (0.00)        0.00        0.00        0.00
Total distributions                                (0.12)      (0.10)       (0.06)      (0.06)      (0.08)
Net asset value, end of period                  $   8.34      $ 6.75       $ 9.02    $   9.70    $   9.23
Total return/1/                                    25.57%     (24.09)%      (6.39)%      5.78%      (2.48)%
Ratios/supplemental data:
  Net assets, end of period (000s)              $ 29,482   $  25,124     $ 38,721    $ 47,013    $ 26,567
Ratios to average net assets:
  Ratio of expenses to average net assets           1.00%       1.00%        1.00%       1.00%       1.06%
  Ratio of net investment income (loss)
   to average net assets                            1.62%       1.19%        0.55%       0.78%       0.96%
Portfolio turnover                                    20%         98%         107%        124%        139%
Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/2/                            1.20%       1.27%        1.16%       1.56%       1.53%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

    Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

    Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Equity Value Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

    . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

    . We cannot guarantee that the Fund will meet its investment objective. o We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

    . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

    . An investment in the Fund, by itself, does not constitute a complete investment plan.

    . The Fund holds assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

    . The Fund may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

    What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

    Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

    Foreign Investment Risk-- The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

14  Variable Trust Prospectus

--------------------------------------------------------------------------------

    Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

    Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

    Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

    Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

    In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                   Variable Trust Prospectus  15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                                  PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow money                          Leverage Risk
for temporary purposes
(e.g. to meet shareholder
redemptions).

ILLIQUID SECURITIES
A security which may not                             Liquidity Risk
be sold or disposed of in
the ordinary course of business
within seven days at the value
determined for it by the Fund.
Limited to 15% of net assets.

LOANS OF PORTFOLIO SECURITIES
The practice of loaning                              Counter-Party and
securities to brokers, dealers                       Leverage Risk
and financial institutions
to increase returns on those
securities. Loans may be made up
to 1940 Act limits (currently
one-third of total assets, including
the value of collateral
received).

OPTIONS
The right to buy or sell a security                  Leverage and
based on an agreed upon price                        Liquidity Risk
at a specified time. Types of
options used may include: options on
securities, options on a stock index
and options on stock index futures to
protect liquidity and portfolio value.

OTHER MUTUAL FUNDS
Investments by the Fund in shares                    Market Risk
of other mutual funds, which may
cause Fund shareholders to bear a
pro-rata portion of the other fund's
expenses, in addition to the expenses
paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not publicly                     Liquidity Risk
traded but which may or may
not be resold in accordance with
Rule 144A under the Securities
Act of 1933.

REPURCHASE AGREEMENTS
A transaction in which the seller                    Counter-Party Risk
of a security agrees to buy back
a security at an agreed upon time
and price, usually with interest.

16  Variable Trust Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Fund's activities

       INVESTMENT ADVISER                                          CUSTODIAN
Wells Fargo Funds Management, LLC                       Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA                       6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities                Provides safekeeping for the Fund's assets

                             INVESTMENT SUB-ADVISER

                      Wells Capital Management Incorporated
                                 525 Market St.
                                San Francisco, CA

                 Responsible for day-to-day portfolio management

ADMINISTRATOR                                            TRANSFER AGENT

Wells Fargo Funds Management, LLC             Boston Financial Data Services, Inc.
525 Market St.                                Two Heritage Dr.
San Francisco, CA                             Quincy, MA

Manages the                                   Maintains records
Fund's business                               of shares and
activities                                    supervises the payment
                                              of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

      Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

                                                   Variable Trust Prospectus  17

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

    THE INVESTMENT ADVISER
    Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

    THE SUB-ADVISER
    Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

    Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

    THE ADMINISTRATOR
    Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

    DISTRIBUTION PLAN
    We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

    THE TRANSFER AGENT
    Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

18  Variable Trust Prospectus

INVESTING IN THE FUND
--------------------------------------------------------------------------------

    The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

    WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

    Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                   Variable Trust Prospectus  19

OTHER INFORMATION
--------------------------------------------------------------------------------

    INCOME AND GAIN DISTRIBUTIONS
    The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

    The Fund makes distributions of any net investment income quarterly, and realized capital gains at least annually.

    TAXES
    The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

    As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

    PRICING FUND SHARES:
    . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

    . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value

20  Variable Trust Prospectus

--------------------------------------------------------------------------------

        assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

    . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

    . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

    . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agents if they wish to request further information regarding these matters. o The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

                                                  Variable Trust Prospectus   21

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

    Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Value Fund. He joined Wells Capital Management in 1998 as a Principal. Wells Capital Management and Norwest Investment

    Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. He earned a BA in Economics from Carroll College.

    David L. Roberts, CFA, Mr. Roberts co-manages the Equity Value Fund. He joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

22  Variable Trust Prospectus

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

    AMERICAN DEPOSITARY RECEIPTS ("ADRS")
    Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

    BUSINESS DAY
    Any day the New York Stock Exchange is open is a business day for the Fund.

    CAPITAL APPRECIATION, CAPITAL GROWTH
    An increase in the value of a security. See also "total return."

    CAPITALIZATION
    When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

    CONVERTIBLE DEBT SECURITIES
    Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

    DERIVATIVES
    Securities whose values are derived in part from the value of another security or index. An example is a stock option.

    DISTRIBUTIONS
    Distributions of net investment income, realized capital gains or capital made by the fund to its shareholders.

    FDIC
    The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

    ILLIQUID SECURITY
    A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

    LIQUIDITY
    The ability to readily sell a security at a fair price.

    MONEY MARKET INSTRUMENTS
    High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

    NET ASSET VALUE ("NAV")
    The value of a single fund share. It is determined by adding together all of the fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                                                  Variable Trust Prospectus   23

GLOSSARY
--------------------------------------------------------------------------------

    OPTIONS
    The right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

    REPURCHASE AGREEMENT
    An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

    S&P, S&P 500 Index
    Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of the U.S. economy.

    SELLING AGENT
    A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

    STATEMENT OF ADDITIONAL INFORMATION
    A document that supplements the disclosure made in the Prospectus.

    TOTAL RETURN
    The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

    UNDERVALUED
    Describes a stock that is believed to be worth more than its current price.

    U.S. GOVERNMENT OBLIGATIONS
    Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    WARRANTS
    The right to buy a stock for a set price at a set time.

24  Variable Trust Prospectus

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P019 (5/04) ICA Reg. No. 811-09255

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                [RECYCLED LOGO]

                                                     [LOGO OF WELLS FARGO FUNDS]

[GRAPHIC] Wells Fargo Variable Trust Funds

                           Prospectus

                           Wells Fargo Equity Income Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

TABLE OF CONTENTS                              VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------

Overview                          Objective and Principal Strategy             4
Important summary information     Summary of Important Risks                   6
about the Fund.                   Performance History                          7
                                  Summary of Expenses                          8

--------------------------------------------------------------------------------
The Fund                          Key Information                             10
Important information about       Equity Income Fund                          12
the Fund.                         Additional Strategies and
                                   General Investment Risks                   14
                                  Organization and Management
                                   of the Fund                                17

--------------------------------------------------------------------------------
Your Investment                   Investing in the Fund                       19
Information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                         Other Information                           20
Additional information            Portfolio Managers                          22
and term definitions.             Glossary                                    23

VARIABLE TRUST EQUITY INCOME FUND OVERVIEW
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words appearing in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                                OBJECTIVE

Equity Income Fund                  Seeks long-term capital appreciation and
                                    above-average dividend income.

4     Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     We invest in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                  Variable Trust Prospectus    5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund description beginning on page 12;
..    the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     EQUITY SECURITIES
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

6    Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of appropriate broad-based indexes.

     Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

     EQUITY INCOME FUND CALENDAR YEAR RETURNS

       '97       '98      '99     '00      '01       '02        '03
      -----     -----     ----    ----    ------    ------     -----
      26.90%    18.42%    7.90%   2.33%   (5.41)%   (19.26)%   26.21%

     Best Qtr.: Q2 '03 . 16.47%       Worst Qtr.: Q3 '02 . (20.59)%

     AVERAGE ANNUAL TOTAL RETURNS

                                                                                 LIFE OF
         for the period ended 12/31/03                          1 YEAR   5 YEARS  FUND
                                                                ------   ------- -------
         WFVT Equity Income Fund (Incept. 5/6/96)                26.21%    1.25%   7.65%
         S&P 500 Index/1/                                        28.67%   (0.57)%  8.85%
         Russell 1000 Value Index                                30.03%    3.56%  10.40%

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus    7

VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

---------------------------------------------------------------------------------------
                                                                         EQUITY INCOME
                                                                             FUND
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                            None

Maximum deferred sales charge (load) (as a percentage of the Net Asset
Value ("NAV") at purchase)                                                    None

----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
                                                                       EQUITY
                                                                    INCOME FUND
--------------------------------------------------------------------------------
Management Fees                                                        0.55%
Distribution (12b-1) Fees                                              0.25%
Other Expenses/1/                                                      0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.06%
--------------------------------------------------------------------------------
Fee Waivers                                                            0.06%
--------------------------------------------------------------------------------
NET EXPENSES/2/                                                        1.00%
--------------------------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

8    Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                                    EQUITY
                                                                  INCOME FUND
--------------------------------------------------------------------------------
  1 YEAR                                                            $   102
  3 YEARS                                                           $   331
  5 YEARS                                                           $   579
 10 YEARS                                                           $ 1,289
--------------------------------------------------------------------------------

                                                  Variable Trust Prospectus    9

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC, ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .  what the Fund is trying to achieve; and

     .  how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees alone, but shareholders would be given at least 60 days advance notice.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10   Variable Trust Prospectus

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

EQUITY INCOME FUND
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through American Depositary Receipts ("ADRs") and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS

     The Fund is primarily subject to the risks described under the "Summary of Important Risks" section on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 14. These considerations are all important to your investment choice.

12   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                       FUND COMMENCED ON MAY 6, 1996
                                                       -------------------------------------------------------------
                                                         Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,
                                                           2003         2002         2001        2000        1999
                                                       -----------   ----------   ----------  ----------  ----------
FOR THE PERIOD ENDED:

Net asset value, beginning of period                   $   12.32     $  15.52     $   17.01   $   17.09   $   16.00
Income from investment operations:
   Net investment income (loss)                             0.21         0.21          0.16        0.17        0.17
   Net realized and unrealized gain (loss)
    on investments                                          2.95        (3.19)        (1.09)       0.21        1.09
Total from investment operations                            3.16        (2.98)        (0.93)       0.38        1.26
Less distributions:
   Dividends from net investment income                    (0.21)       (0.22)        (0.15)      (0.17)      (0.17)
   Distributions from net realized gain                    (0.34)        0.00         (0.41)      (0.29)       0.00
Total distributions                                        (0.55)       (0.22)        (0.56)      (0.46)      (0.17)
Net asset value, end of period                         $   14.93     $  12.32     $   15.52   $   17.01   $   17.09
Total return/1/                                            26.21%      (19.26)%       (5.41)%      2.33%       7.90%
Ratios/supplemental data:
   Net assets, end of period (000s)                    $ 103,157     $ 78,400     $ 106,199   $ 113,350   $ 127,793
Ratios to average net assets:
   Ratio of expenses to average net assets                  1.00%        1.00%         1.00%       1.00%       0.86%
   Ratio of net investment income (loss) to
    average net assets                                      1.59%        1.46%         1.05%       1.02%       1.16%
Portfolio turnover                                            15%          16%            5%          4%          5%
   Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses/2/                                  1.06%        1.09%         1.23%       1.17%       1.12%

/1/ Total return calculations do not include any insurance costs and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                 Variable Trust Prospectus    13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Equity Income Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .   We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund holds assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

     . The Fund may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                Variable Trust Prospectus     15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                                  PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow money                          Leverage Risk
for temporary purposes
(e.g. to meet shareholder
redemptions).

ILLIQUID SECURITIES
A security which may not                             Liquidity Risk
be sold or disposed of in
the ordinary course of business
within seven days at the value
determined for it by the Fund.
Limited to 15% of net assets.

LOANS OF PORTFOLIO SECURITIES
The practice of loaning                              Counter-Party and
securities to brokers, dealers                       Leverage Risk
and financial institutions
to increase returns on those
securities. Loans may be made up
to 1940 Act limits (currently
one-third of total assets, including
the value of collateral received).

OPTIONS
The right to buy or sell a security                  Leverage
based on an agreed and upon price                    Liquidity Risk
at a specified time. Types of
options used may include: options on
securities, options on a stock index
and options on stock index futures to
protect liquidity and portfolio value.

OTHER MUTUAL FUNDS
Investments by the Fund in shares                    Market Risk
of other mutual funds, which may
cause Fund shareholders to bear a
pro-rata portion of the other fund's
expenses, in addition to the expenses
paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not publicly                     Liquidity Risk
traded but which may or may
not be resold in accordance with
Rule 144A under the Securities
Act of 1933.

REPURCHASE AGREEMENTS
A transaction in which the seller                    Counter-Party Risk
of a security agrees to buy back
a security at an agreed upon time
and price, usually with interest.

16   Variable Trust Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Fund's activities

        INVESTMENT ADVISER                                  CUSTODIAN
Wells Fargo Funds Management,                        Wells Fargo Bank, N.A.
LLC 525 Market St., San Francisco, CA                6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities             Provides safekeeping for the Fund's assets


                             INVESTMENT SUB-ADVISER

                      Wells Capital Management Incorporated
                        525 Market St., San Francisco, CA
                Responsible for day-to-day portfolio management

         ADMINISTRATOR                                      TRANSFER AGENT
Wells Fargo Funds Management, LLC                    Boston Financial Data Services, Inc.
525 Market St.                                       Two Heritage Dr.
San Francisco, CA                                    Quincy, MA

Manages the Fund's                                   Maintains records of shares and
business activities                                  supervises the payment of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

      Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

                                                 Variable Trust Prospectus    17

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISER
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     THE ADMINISTRATOR
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

18   Variable Trust Prospectus

INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                 Variable Trust Prospectus    19

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Fund makes distributions of any net investment income quarterly, and realized capital gains at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of

20   Variable Trust Prospectus
          the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agents if they wish to request further information regarding these matters.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

                                                 Variable Trust Prospectus    21

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and co-managed the predecessor portfolio since 1994. He joined Wells Capital Management in 1998 as a Principal. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. He had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

     David L. Roberts, CFA, Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

22   Variable Trust Prospectus

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     BUSINESS DAY
     Any day the New York Stock Exchange is open is a business day for the Fund.

     CAPITAL APPRECIATION, CAPITAL GROWTH
     An increase in the value of a security. See also "total return."

     CAPITALIZATION
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     CONVERTIBLE DEBT SECURITIES
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     DERIVATIVES
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by the fund to its shareholders.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

     MONEY MARKET INSTRUMENTS
     High-quality short term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of the fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                                                 Variable Trust Prospectus    23

GLOSSARY
--------------------------------------------------------------------------------

     OPTIONS
     The right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     S&P, S&P 500 INDEX
     Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     UNDERVALUED
     Describes a stock that is believed to be worth more than its current price.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

24   Variable Trust Prospectus

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P028 (5/04) ICA Reg. No. 811-09255

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                [RECYCLED LOGO]

                                                     [LOGO OF WELLS FARGO FUNDS]

     [GRAPHIC] Wells Fargo Variable Trust Funds

                                   Prospectus

                                   Wells Fargo Small Cap Growth Fund

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                                THIS PAGE INTENTIALLY LEFT BLANK
--------------------------------------------------------------------------------

TABLE OF CONTENTS                           VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

Overview                                Objective and Principal Strategy       4
Important summary information           Summary of Important Risks             6
about the Fund.                         Performance History                    7
                                        Summary of Expenses                    8

--------------------------------------------------------------------------------
The Fund                                Key Information                       10
Important information about             Small Cap Growth Fund                 12
the Fund.                               Additional Strategies and
                                         General Investment Risks             14
                                        Organization and Management
                                         of the Fund                          17

--------------------------------------------------------------------------------
Your Investment                         Investing in the Fund                 19
Information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                               Other Information                     20
Additional information                  Portfolio Managers                    22
and term definitions.                   Glossary                              23

VARIABLE TRUST SMALL CAP GROWTH FUND OVERVIEW
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                                    OBJECTIVE

Small Cap Growth Fund                   Seeks long-term capital appreciation.

4    Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                  Variable Trust Prospectus    5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund description beginning on page 12;
..    the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     EQUITY SECURITIES
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Generally, the larger the company the less volatile and more liquid its stock.

     FOREIGN INVESTMENTS
     The Fund may make foreign investments through American Depositary Receipts ("ADRs"), which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     SMALL COMPANY SECURITIES
     The Fund invests in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses.

6    Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

     SMALL CAP GROWTH FUND CALENDAR YEAR RETURNS

      '96       '97       '98       '99       '00       '01       '02      '03
     ------    ------    ------    ------    ------    ------    ------   ------
     31.47%     9.87%   (14.47)%   66.27%   (22.58)%  (24.37)%  (38.22)%  42.27%

     Best Qtr.: Q4 '99 . 67.19%          Worst Qtr.: Q1 '01 . (31.31)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                     LIFE OF
          for the period ended 12/31/03                           1 YEAR   5 YEARS    FUND
                                                                 -------- --------- ---------
          WFVT Small Cap Growth Fund (Incept. 5/01/95)            42.27%   (3.07)%    2.37%
          Russell 2000 Index                                      47.25%    7.13%    10.39%

                                                  Variable Trust Prospectus    7

VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------------

                                                                            SMALL CAP
                                                                           GROWTH FUND

--------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                             None

Maximum deferred sales charge (load) (as a percentage of
the Net Asset Value ("NAV") at purchase)                                       None

--------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
                                                                    SMALL CAP
                                                                   GROWTH FUND
--------------------------------------------------------------------------------
Management Fees                                                        0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses/1/                                                      0.25%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.25%
--------------------------------------------------------------------------------
Fee Waivers                                                            0.05%
--------------------------------------------------------------------------------
NET EXPENSES/2/                                                        1.20%
--------------------------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adivser has commited through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ration shown. Fund's net operating expense ratio shown.

8    Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

                                                                  SMALL CAP
                                                                 GROWTH FUND
--------------------------------------------------------------------------------
 1 YEAR                                                            $   122
 3 YEARS                                                           $   392
 5 YEARS                                                           $   682
10 YEARS                                                           $ 1,507
--------------------------------------------------------------------------------

                                                  Variable Trust Prospectus    9

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .    what the Fund is trying to achieve; and

     .    how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees alone, but shareholders would be given at least 60 days advance notice.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words appearing in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10   Variable Trust Prospectus

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We actively manage a diversified portfolio of common stocks of U.S. and foreign companies we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs or similar investments.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS

     The Fund is primarily subject to the risks described under the "Summary of Important Risks" section on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section on page 14. These considerations are all important to your investment choice.

12   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                FUND COMMENCED ON MAY 1, 1995
                                                ------------------------------------------------------------
                                                 DEC. 31,     DEC. 31,      DEC. 31,    DEC. 31,    DEC. 31,
FOR THE PERIOD ENDED:                              2003         2002         2001        2000         1999
                                                ----------   ----------   ----------   ---------   ---------
Net asset value, beginning of period            $    4.85    $    7.85    $   10.38    $  18.09    $  10.88
Income from investment operations:
  Net investment income (loss)                      (0.04)       (0.04)       (0.04)      (0.08)      (0.04)
  Net realized and unrealized gain (loss)
   on investments                                    2.09        (2.96)       (2.49)      (3.71)       7.25
Total from investment operations                     2.05        (3.00)       (2.53)      (3.79)       7.21
Less distributions:
  Dividends from net investment income               0.00         0.00         0.00        0.00        0.00
  Distributions from net realized gain               0.00         0.00         0.00       (3.15)       0.00
  Return of Capital                                  0.00         0.00         0.00       (0.77)       0.00
Total distributions                                  0.00         0.00         0.00       (3.92)       0.00
Net asset value, end of period                  $    6.90    $    4.85    $    7.85    $  10.38    $  18.09
Total return/1/                                     42.27%      (38.22)%     (24.37)%    (22.58)%     66.27%
Ratios/supplemental data:
  Net assets, end of period (000s)              $ 138,151    $  68,349    $  57,216    $ 33,610    $ 23,819
Ratios to average net assets:
  Ratio of expenses to average net assets            1.20%        1.20%        1.18%       1.20%       0.95%
  Ratio of net investment income (loss)
  to average net assets                             (0.91)%      (0.92)%      (0.85)%     (0.72)%     (0.37)%
Portfolio turnover                                    191%         243%         218%        260%        314%
Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/2/                             1.25%        1.32%        1.32%       2.41%       1.94%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                 Variable Trust Prospectus    13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Small Cap Growth Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund holds assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

     . The Fund may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above, and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                 Variable Trust Prospectus    15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                              PRINCIPAL RISK(S)

BORROWING POLICIES
The ability to borrow money for temporary        Leverage Risk
purposes (e.g. to meet shareholder
redemptions).

FOREIGN SECURITIES
Equity securities issued by a non-U.S.           Foreign Investment, Regulatory,
company in the form of an ADR or similar         Liquidity and Currency Risk
investment.

ILLIQUID SECURITIES
A security which may not be sold or              Liquidity Risk
disposed of in the ordinary course of
business within seven days at the value
determined for it by the Fund. Limited to 15% of net assets.

LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to            Counter-Party and Leverage Risk
brokers, dealers and financial institutions to increase return on those securities.
Loans may be made up to 1940 Act limits
(currently one-third of total assets,
including the value of collateral received).

OTHER MUTUAL FUNDS
Investments by the Fund in shares of other       Market Risk
mutual funds, which may cause Fund
shareholders to bear a pro-rata portion of the other fund's expenses,in addition to the expenses paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not publicly traded but      Liquidity Risk
which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.

REPURCHASE AGREEMENTS
A transaction in which the seller of a           Counter-Party Risk
security agrees to buy back a security at an agreed upon time and price, usually with interest.

SMALL COMPANY SECURITIES
Investments in small companies, which may        Small Company Investment,
be less liquid and more volatile than            Market and Liquidity Risk
investments in larger companies.

16   Variable Trust Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("the Board") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Fund's activities

        INVESTMENT ADVISER                                        CUSTODIAN
Wells Fargo Funds Management, LLC                Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA                6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities         Provides safekeeping for the Fund's assets

                             INVESTMENT SUB-ADVISER

                    Wells Capital Management Incorporated 525
                         Market St. , San Francisco, CA
                Responsible for day-to-day portfolio management


         ADMINISTRATOR                                       TRANSFER AGENT

Wells Fargo Funds Management,                    Boston Financial Data Services, Inc.
LLC 525 Market St.                               Two Heritage Dr.
San Francisco, CA                                Quincy, MA

Manages the Fund's                               Maintains records of shares and
business activities                              supervises the payment of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

      Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

                                                 Variable Trust Prospectus    17

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISER
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high-net worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as the adviser.

     THE ADMINISTRATOR
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

18   Variable Trust Prospectus

INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                 Variable Trust Prospectus    19

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Fund pays any distributions of any net investment income annually and realized capital gains at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment

20   Variable Trust Prospectus

--------------------------------------------------------------------------------

         involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or the latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

                                                 Variable Trust Prospectus    21

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Jerome "Cam" Philpott, CFA, co-manages the Small Cap Growth Fund. Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his BA in Economics from Washington and Lee University and his MBA from the Darden School at the University of Virginia.

     Stuart Roberts, co-manages the Small Cap Growth Fund. Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management where he managed the Small Cap Growth Fund since its inception in 1990. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and a BA in Economics from Bowdoin College.

22   Variable Trust Prospectus

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     BUSINESS DAY
     Any day the New York Stock Exchange is open is a business day for the Fund.

     CAPITAL APPRECIATION, CAPITAL GROWTH
     An increase in the value of a security. See also "total return."

     CAPITALIZATION
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     DERIVATIVES
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by a fund to its shareholders.

     DIVERSIFIED
     A diversified fund, as defined by the 1940 Act, is one that invests in cash, government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the fund's total assets. Non-diversified funds are not required to follow such investment policies.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value determined by the Fund.

     INITIAL PUBLIC OFFERING
     The first time a company's stock is offered for sale to the public.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

     MONEY MARKET INSTRUMENTS
     High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

                                                 Variable Trust Prospectus    23

GLOSSARY
--------------------------------------------------------------------------------

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of the fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     OPTIONS
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     RUSSELL 2000 INDEX
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 Index is considered a small cap index.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     TURNOVER RATIO
     The percentage of the securities held in the fund's portfolio, other than short-term securities, that were bought or sold within a year.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

24   Variable Trust Prospectus

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P032 (5/04) ICA Reg. No. 811-09255

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                 [RECYCLED LOGO]

                                                     [LOGO OF WELLS FARGO FUNDS]

     [GRAPHIC] Wells Fargo Variable Trust Funds

                                   Prospectus

                                   Wells Fargo International Equity Fund

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

TABLE OF CONTENTS                       VARIABLE TRUST INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Overview                            Objective and Principal Strategy           4
Important summary information       Summary of Important Risks                 6
about the Fund.                     Performance History                        7
                                    Summary of Expenses                        8

--------------------------------------------------------------------------------
The Fund                            Key Information                           10
Important information about         International Equity Fund                 12
the Fund.                           Additional Strategies and
                                     General Investment Risks                 14
                                    Organization and Management
                                     of the Fund                              17


--------------------------------------------------------------------------------
Your Investment                     Investing in the Fund                     19
Information on how to buy and
sell Fund shares.

--------------------------------------------------------------------------------
Reference                           Other Information                         20
Additional information and          Portfolio Managers                        22
term definitions.                   Glossary                                  23

VARIABLE TRUST INTERNATIONAL EQUITY FUND OVERVIEW
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                            OBJECTIVE

International Equity Fund       Seeks total return with an emphasis on long-term
                                capital appreciation.

4    Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     We invest principally in equity securities of companies based in developed foreign countries but also emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

                                                  Variable Trust Prospectus    5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund description beginning on page 12;
..    the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     EQUITY SECURITIES
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

     FOREIGN INVESTMENTS
     The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6    Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for a one-year period and for the life of the Fund are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

     INTERNATIONAL EQUITY FUND CALENDAR YEAR RETURNS

      (16.09)%   (22.92)%   31.46%
      -------    -------    -----
        `01        `02       `03

     Best Qtr.: Q2 `03 . 16.89%         Worst Qtr.: Q3 `02 . (21.26)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                           LIFE OF
          for the period ended 12/31/03                          1 YEAR      FUND
                                                                --------  ---------
          WFVT International Equity Fund (Incept. 7/03/00)       31.46%    (7.47)%
          MSCI/EAFE Index/1/                                     38.59%    (5.55)%

     /1/ Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

                                                  Variable Trust Prospectus    7

VARIABLE TRUST INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

----------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL
                                                                               EQUITY FUND
----------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                                 None

Maximum deferred sales charge (load) (as a percentage of
the Net Asset Value ("NAV") at purchase)                                           None

----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

-------------------------------------------------------------
                                               INTERNATIONAL
                                                EQUITY FUND
-------------------------------------------------------------
Management Fees                                    0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses/1/                                  0.59%
-------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES               1.59%
-------------------------------------------------------------
Fee Waivers                                        0.59%
-------------------------------------------------------------
NET EXPENSES/2/                                    1.00%
-------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

8    Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------------------------------
                           INTERNATIONAL
                            EQUITY FUND
------------------------------------------
 1 YEAR                       $   102
 3 YEARS                      $   444
 5 YEARS                      $   810
10 YEARS                      $ 1,839

                                                  Variable Trust Prospectus    9

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .   what the Fund is trying to achieve; and

     .   how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees alone, but shareholders would be given 60 days advance notice.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10   Variable Trust Prospectus

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Sabrina Yih, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We invest principally in equity securities of companies based primarily in developed foreign countries but also in emerging markets.

     We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return. The financial data we examine includes both a company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     .   at least 80% of the Fund's assets in equity securities;

     . at least 80% of total assets in equity securities of companies based outside the U.S.;

     .   in a minimum of five countries exclusive of the U.S.;

     .   up to 50% of total assets in any one country;

     .   up to 25% of total assets in emerging markets; and

     . in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), and shares of other mutual funds.

     We expect that the Fund's portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the risks described under the "Summary of Important Risks" section on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 14. These considerations are all important to your investment choice.

12   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                     FUND COMMENCED ON JULY 3, 2000
                                                     -----------------------------------------------------------------
                                                       DEC. 31,          DEC. 31,          DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                                    2003              2002              2001             2000
                                                     -----------       -----------       -----------      ------------
Net asset value, beginning of period                 $      5.77       $      7.50       $      8.94      $      10.00
Income from investment operations:
  Net investment income (loss)                              0.02              0.02              0.02              0.03
  Net realized and unrealized gain (loss)
  on investments                                            1.79             (1.74)            (1.46)            (1.06)

Total from investment operations                            1.81             (1.72)            (1.44)            (1.03)
Less distributions:
  Dividends from net investment income                     (0.02)            (0.01)             0.00             (0.03)
  Distributions from net realized gains                     0.00              0.00              0.00              0.00

Total distributions                                        (0.02)            (0.01)             0.00             (0.03)
Net asset value, end of period                       $      7.56       $      5.77       $      7.50      $       8.94

Total return/1/                                            31.46%           (22.92)%          (16.09)%          (10.33)%
Ratios/supplemental data:
  Net assets, end of period (000s)                   $    22,033       $     9,316       $     4,946      $      1,620

Ratios to average net assets/3/
   Ratio of expenses to average net assets                  1.00%             1.00%             1.00%             1.00%
   Ratio of net investment income (loss) to
     average net assets                                     0.69%             0.71%             0.48%             0.98%
Portfolio turnover                                            90%               54%               41%               19%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/, /3/                                1.59%             3.26%             7.21%             2.40%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.

                                                  Variable Trust Prospectus   13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust International Equity Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .   We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund holds assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

     . The Fund may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                 PRINCIPAL RISK(S)
-----------------------------       ---------------------------
BORROWING POLICIES
The ability to borrow money         Leverage Risk
for temporary purposes
(e.g. to meet shareholder
redemptions).

EMERGING MARKETS
Securities of companies             Emerging Market, Foreign
based in countries                  Investment, Regulatory,
considered developing or to         Liquidity and Currency Risk
have "emerging" stock
markets. Generally, these
securities have the same
type of risks as foreign
securities, but to a higher
degree.

FOREIGN SECURITIES
Equity securities issued by         Foreign Investment,
a non-U.S. company, which           Regulatory, Liquidity
may be in the form of an            and Currency Risk
ADR or similar investment.

ILLIQUID SECURITIES
A security which may not be         Liquidity Risk
sold or disposed of in the
ordinary course of business
within seven days at the
value determined by the
Fund. Limited to 15% of net
assets.

LOANS OF PORTFOLIO SECURITIES
The practice of loaning             Counter-Party and
securities to brokers,              Leverage Risk
dealers and financial
institutions to increase
returns on those securities.
Loans may be made up to
1940 Act limits (currently
one-third of total assets,
including the value of
collateral received).

OTHER MUTUAL FUNDS
Investments by the Fund in          Market Risk
shares of other mutual
funds, which may cause Fund
shareholders to bear a
pro-rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not             Liquidity Risk
publicly traded but which
may or may not be resold in
accordance with Rule 144A
under the Securities Act of
1933.

REPURCHASE AGREEMENTS
A transaction in which the          Counter-Party Risk
seller of a security agrees
to buy back a security at an
agreed upon time and price,
usually with interest.

SMALL COMPANY SECURITIES
Investments in small                Small Company
companies, which may be less        Investment, Market
liquid and more volatile            and Liquidity Risk
than investments in larger
companies.

16   Variable Trust Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Fund's activities

       INVESTMENT ADVISER                                         CUSTODIAN
Wells Fargo Funds Management, LLC                       Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA                       6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities                Provides safekeeping for the Fund's assets

                             INVESTMENT SUB-ADVISER

                      Wells Capital Management Incorporated
                       525 Market St., San Francisco, CA
                Responsible for day-to-day portfolio management

          ADMINISTRATOR                                           TRANSFER AGENT

     Wells Fargo Funds Management, LLC                      Boston Financial Data Services, Inc.
     525 Market St. San Francisco, CA                       Two Heritage Dr.
                                                            Quincy, MA
     Manages the
     Fund's business                                        Maintains records
     activities                                             of shares and
                                                            supervises the payment
                                                            of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

      Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

                                                  Variable Trust Prospectus   17

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISER
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     THE ADMINISTRATOR
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

18   Variable Trust Prospectus

INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   19

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Fund makes distributions of any net investment income annually and realized capital gain distributions at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a

20   Variable Trust Prospectus

--------------------------------------------------------------------------------

         particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

                                                  Variable Trust Prospectus   21

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Josephine Jimenez CFA, Ms. Jimenez co-manages the International Equity Fund. She joined Wells Capital Management in 2003 as the Director of the International and Emerging Markets team and as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Ms. was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jimenez earned her MS from the Massachusetts Institute of Technology and her BS from New York University.

     Sabrina Yih, CFA, Ms. Yih co-manages the International Equity Fund. She joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe, Hong Kong and China, three of the Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the International Fund for high net-worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MM from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR) and of the Security Analysts of San Francisco.

22   Variable Trust Prospectus

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     BUSINESS DAY
     Any day the New York Stock Exchange is open is a business day for the Fund.

     CAPITAL APPRECIATION, CAPITAL GROWTH
     An increase in the value of a security. See also "total return."

     CAPITALIZATION
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     CONVERTIBLE DEBT SECURITIES
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     DERIVATIVES
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by the fund to its shareholders.

     EMERGING MARKETS
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     HEDGE
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

                                                  Variable Trust Prospectus   23

GLOSSARY
--------------------------------------------------------------------------------

     MONEY MARKET INSTRUMENTS
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of the fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     OPTIONS
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     UNDERVALUED
     Describes a stock that is believed to be worth more than its current price.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     WARRANTS
     The right to buy a stock for a set price at a set time.

24   Variable Trust Prospectus

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P036 (5/04) ICA Reg. No. 811-09255

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                [RECYCLED LOGO]

                                                     [LOGO OF WELLS FARGO FUNDS]

     [GRAPHIC] Wells Fargo Variable Trust Funds

                                Prospectus

                                Wells Fargo Asset Allocation Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

TABLE OF CONTENTS                           VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Overview                           Objective and Principal Strategy            4
Important summary information      Summary of Important Risks                  6
about the Fund.                    Performance History                         7
                                   Summary of Expenses                         8

--------------------------------------------------------------------------------
The Fund                           Key Information                            10
Important information about        Asset Allocation Fund                      12
the Fund.                          Additional Strategies and
                                    General Investment Risks                  14
                                   Organization and Management
                                    of the Fund                               17

--------------------------------------------------------------------------------
Your Investment                    Investing in the Fund                      19
Information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                          Other Information                          20
Additional information             Portfolio Managers                         22
and term definitions.              Glossary                                   23

VARIABLE TRUST ASSET ALLOCATION FUND OVERVIEW
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                          OBJECTIVE

Asset Allocation Fund         Seeks long-term total return, consistent with
                              reasonable risk.

4    Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     We invest in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

                                                  Variable Trust Prospectus    5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..   the Fund description beginning on page 12;
..   the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..   the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     EQUITY SECURITIES
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

     DEBT SECURITIES
     The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

     INDEX TRACKING
     Fund assets that track the performance of an index do so whether the index rises or falls.

6    Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods, and for the life of the Fund are compared to the performance of an appropriate broad-based index (or indexes).

     Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

     ASSET ALLOCATION FUND CALENDAR YEAR RETURNS

       '95     '96     '97     '98    '99     '00     '01       '02      '03
      -----   -----   -----   -----   ----    ----   -----    ------    -----
      28.95%  11.46%  20.88%  25.26%  9.33%   1.02%  (6.96)%  (12.85)%  22.09%

     Best Qtr.: Q4 '98 . 15.86%          Worst Qtr.: Q3 '02 . (12.23)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                     LIFE OF
          for the period ended 12/31/03                        1 YEAR    5 YEARS       FUND
                                                              --------  ---------   ---------
          WFVT Asset Allocation Fund (Incept. 4/15/94)         22.09%     1.80%        9.46%
          S&P 500 Index/1/, /2/                                28.67%    (0.57)%      11.80%
          LB 20+ Treasury Index/3/                              1.80%     6.17%        8.89%

     /1/   S&P 500 is a registered trademark of Standard & Poor's.
     /2/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
     /3/   Lehman Brothers 20+ Treasury Index.

                                                  Variable Trust Prospectus    7

VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

----------------------------------------------------------------------------------------------------------
                                                                                        ASSET ALLOCATION
                                                                                              FUND
----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                                            None

Maximum deferred sales charge (load) (as a percentage of
the Net Asset Value ("NAV") at purchase)                                                      None
----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

----------------------------------------------------------------------------------------------------------
                                                                                        ASSET ALLOCATION
                                                                                              FUND
----------------------------------------------------------------------------------------------------------
Management Fees                                                                               0.55%
Distribution (12b-1) Fees                                                                     0.25%
Other Expenses/1/                                                                             0.22%
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                               1.02%
----------------------------------------------------------------------------------------------------------
Fees Waivers                                                                                  0.02%
----------------------------------------------------------------------------------------------------------
NET EXPENSES/2/                                                                               1.00%
----------------------------------------------------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

8    Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

----------------------------------------------------------------------------------------------------------
                                                                                        ASSET ALLOCATION
                                                                                              FUND
----------------------------------------------------------------------------------------------------------
 1 YEAR                                                                                      $   102
 3 YEARS                                                                                     $   323
 5 YEARS                                                                                     $   561
10 YEARS                                                                                     $ 1,246
----------------------------------------------------------------------------------------------------------

                                                  Variable Trust Prospectus    9

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .   what the Fund is trying to achieve; and

     .   how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10    Variable Trust Prospectus

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Galen G. Blomster, CFA; Jeffrey P. Mellas

     INVESTMENT OBJECTIVE
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     INVESTMENT STRATEGIES
     The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

     We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is subject to the risks described under the "Summary of Important Risks" section on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 14. These considerations are all important to your investment choice.

12    Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                         FUND COMMENCED ON APRIL 15, 1994
                                                         -----------------------------------------------------------------
FOR THE PERIOD ENDED:                                     DEC. 31,     DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                            2003         2002          2001          2000          1999
                                                         ----------   ----------    ----------    ----------    ----------
Net asset value, beginning of period                     $    10.41   $    12.32    $    13.82    $    14.42    $    13.45
Income from investment operations:
  Net investment income (loss)                                 0.18         0.21          0.20          0.31          0.27
  Net realized and unrealized gain (loss)
   on investments                                              2.10        (1.78)        (1.17)        (0.13)         0.97
Total from investment operations                               2.28        (1.57)        (0.97)         0.18          1.24
Less distributions:
  Dividends from net investment income                        (0.18)       (0.23)        (0.20)        (0.31)        (0.26)
  Distributions from net realized gain                         0.00        (0.11)        (0.33)        (0.47)        (0.01)
Total distributions                                           (0.18)       (0.34)        (0.53)        (0.78)        (0.27)
Net asset value, end of period                           $    12.51   $    10.41    $    12.32    $    13.82    $    14.42
Total return/1/                                               22.09%      (12.85)%       (6.96)%        1.02%         9.33%
Ratios/supplemental data:
  Net assets, end of period (000s)                       $  290,723   $  212,574    $  255,938    $  270,278    $  240,671
RATIOS TO AVERAGE NET ASSETS:
  Ratio of expenses to average net assets                      1.00%        1.00%         1.00%         1.00%         0.97%
  Ratio of net investment income (loss)
   to average net assets                                       1.64%        1.00%         1.64%         2.19%         2.05%
Portfolio turnover                                                7%          16%           25%           48%           30%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/                                        1.02%        1.02%         1.04%         1.12%         1.17%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                 Variable Trust Prospectus    13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Asset Allocation Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .   We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund holds assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

     . The Fund may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

14    Variable Trust Prospectus

--------------------------------------------------------------------------------

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                 Variable Trust Prospectus    15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                                  PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow money                          Leverage Risk
for temporary purposes
(e.g. to meet shareholder
redemptions).

FORWARD COMMITMENT, WHEN-ISSUED
AND DELAYED DELIVERY TRANSACTIONS
Securities bought or sold for delivery               Interest Rate, Leverage
at a later date or bought or sold for                and Credit Risk
a fixedprice at a fixed date.

ILLIQUID SECURITIES
A security which may not                             Liquidity Risk
be sold or disposed of in
the ordinary course of business
within seven days at the value
determined for it by the Fund.
Limited to 15% of net assets.

LOANS OF PORTFOLIO SECURITIES
The practice of loaning                              Credit, Counter-Party
securities to brokers, dealers                       and Leverage Risk
and financial institutions
to increase returns on those
securities. Loans may be made up
to 1940 Act limits(currently
one-third of total assets, including
he value of collateral received).

OPTIONS
The right to buy or sell a security                  Leverage, Credit and
based upon an agreed upon price                      Liquidity Risk
at a  specified time. Types of
options used may include: options on
securities, options on a stock index
and options on stock index futures to
protect liquidity and portfolio value.

OTHER MUTUAL FUNDS
Investments by the Fund in shares                    Market Risk
of other mutual funds, which may
cause Fund shareholders to bear a
pro-rata portion of the other fund's
expenses, in addition to the expenses
paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not publicly                     Liquidity Risk
traded but which may or may
not be resold in accordance with
Rule 144A under the Securities
Act of 1933.

REPURCHASE AGREEMENTS
A transaction in which the seller                    Credit and Counter-Party
of a security agrees to buy back                     Risk
a security at an agreed upon time
and price usually with interest.

16    Variable Trust Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Fund's activities

        INVESTMENT ADVISER                                  CUSTODIAN
Wells Fargo Funds Management, LLC                 Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA                 6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities          Provides safekeeping for the Fund's assets

                             INVESTMENT SUB-ADVISER

                      Wells Capital Management Incorporated
                                 525 Market St.
                                San Francisco, CA

                 Responsible for day-to-day portfolio management

           ADMINISTRATOR                                       TRANSFER AGENT

     Wells Fargo Funds Management, LLC                   Boston Financial Data Services, Inc.
     525 Market St.                                      Two Heritage Dr.
     San Francisco, CA                                   Quincy, MA

     Manages the                                         Maintains records
     Fund's business                                     of shares and
     activities                                          supervises the payment
                                                         of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

       Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

                                                 Variable Trust Prospectus    17

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISER
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     THE ADMINISTRATOR
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

18    Variable Trust Prospectus

INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                 Variable Trust Prospectus    19

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Fund makes distributions of any net investment income quarterly and any realized capital gains at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment

20    Variable Trust Prospectus

--------------------------------------------------------------------------------

     involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

                                                 Variable Trust Prospectus    21

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Galen G. Blomster, CFA, Mr. Blomster co-manages the Asset Allocation Fund and is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the model used in managing the Asset Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

     Jeffrey P. Mellas, Mr. Mellas co-manages the Asset Allocation Fund. He joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance's domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his BA in Economics from the University of Minnesota and his MBA in Finance and International Business from New York University. He also completed the International Management Program at Etudes Commerciales, Paris, France.

22    Variable Trust Prospectus

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ASSET-BACKED SECURITIES
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     BUSINESS DAY
     Any day the New York Stock Exchange is open is a business day for the Fund.

     DEBT SECURITIES
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     DERIVATIVES
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by the fund to its shareholders.

     DURATION
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

     MONEY MARKET INSTRUMENTS
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of the fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                                                 Variable Trust Prospectus    23

GLOSSARY
--------------------------------------------------------------------------------

     OPTIONS
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     UNDERVALUED
     Describes a stock that is believed to be worth more than its current price.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

24    Variable Trust Prospectus

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P037 (5/04) ICA Reg. No. 811-09255

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                 [RECYCLED LOGO]

                                                     [LOGO OF WELLS FARGO FUNDS]

     [GRAPHIC] Wells Fargo Variable Trust Funds

                                Prospectus

                                Wells Fargo Total Return Bond Fund

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

TABLE OF CONTENTS                          VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

Overview                           Objective and Principal Strategy            4
Important summary information      Summary of Important Risks                  6
about the Fund.                    Performance History                         7
                                   Summary of Expenses                         8

--------------------------------------------------------------------------------
The Fund                           Key Information                            10
Important information about        Total Return Bond Fund                     12
the Fund.                          Additional Strategies and
                                    General Investment Risks                  14
                                   Organization and Management
                                    of the Fund                               18

--------------------------------------------------------------------------------
Your Investment                    Investing in the Fund                      20
Information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                          Other Information                          21
Additional information             Portfolio Managers                         23
and term definitions.              Glossary                                   24

VARIABLE TRUST TOTAL RETURN BOND FUND OVERVIEW
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                          OBJECTIVE

Total Return Bond Fund        Seeks total return consisting of income and
                              capital appreciation.

4    Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- or other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

                                                   Variable Trust Prospectus   5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund description beginning on page 12;
..    the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     DEBT SECURITIES
     The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

     FOREIGN INVESTMENTS
     The Fund may invest in foreign obligations which may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

     MORTGAGE- AND OTHER ASSET-BACKED SECURITIES
     Mortgage- and other asset-backed securities may not be guaranteed by the U.S. Government. Mortgage-and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return of the portfolio. Asset-backed securities are also subject to risk of default on the underlying assets, particularly during periods of economic downturn. The Fund may invest in stripped mortgage-backed securities, which have a greater interest rate risk than mortgage-backed securities with like maturities.

     REPURCHASE AGREEMENTS
     The Fund may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

6    Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for a one-year period and for the life of the Fund are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

     TOTAL RETURN BOND FUND CALENDAR YEAR RETURNS

      '00          '01            '02            '03
     -----         ----           ----           ----
     10.22%        7.41%          7.75%          8.40%

     Best Qtr.: Q2 '03  4.89%             Worst Qtr.: Q2 '01  (0.17)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                          LIFE OF
          for the period ended 12/31/03                          1 YEAR     FUND
                                                                -------- ---------
          WFVT Total Return Bond Fund (Incept. 9/20/99)           8.40%     7.81%
          LB Aggregate Bond Index/1/                              4.10%     8.03%
          LB U.S. Credit Index/2/                                 7.70%     8.92%

     /1/  Lehman Brothers Aggregate Bond Index.
     /2/  Lehman Brothers U.S. Credit Index.

                                                   Variable Trust Prospectus   7

VARIABLE TRUST TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------------
                                                                              TOTAL RETURN
                                                                              BOND FUND/3/
------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage                 None
of offering price)

Maximum deferred sales charge (load) (as a percentage of
the Net Asset Value ("NAV") at purchase)                                          None

------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

----------------------------------------------------------------------------
                                                                TOTAL RETURN
                                                                 BOND FUND
----------------------------------------------------------------------------
Management Fees                                                    0.45%
Distribution (12b-1) Fees                                          0.25%
Other Expenses/1/                                                  0.27%
----------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                               0.97%
----------------------------------------------------------------------------
Fee Waivers                                                        0.07%
----------------------------------------------------------------------------
NET EXPENSES/2/                                                    0.90%
----------------------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

8    Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                                    TOTAL RETURN
                                                                      BOND FUND
--------------------------------------------------------------------------------
 1 YEAR                                                               $     92
 3 YEARS                                                              $    302
 5 YEARS                                                              $    529
10 YEARS                                                              $  1,183
--------------------------------------------------------------------------------

                                                   Variable Trust Prospectus   9

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .   what the Fund is trying to achieve; and

     .   how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees alone, but shareholders would be given at least 60 days advance notice.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10   Variable Trust Prospectus

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

     Portfolio Managers: William Stevens, Marie Chandoha and Thomas O'Connor,
                         CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money-market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration between 4 and 5-1/2 years.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     .   at least 80% of the Fund's assets in bonds;

     .   at least 80% of total assets in investment-grade debt securities;

     . up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

     . up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

     .   up to 10% of total assets in stripped mortgage-backed securities.

     As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the risks described under the "Summary of Important Risks" section on page 6. The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 14. These considerations are all important to your investment choice.

12   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON SEPTEMBER 20, 1999
                                              --------------------------------------------------------------
                                               Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,
FOR THE PERIOD ENDED:                            2003         2002         2001         2000        1999
                                              ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period          $    10.38   $    10.24   $    10.14   $     9.82   $    10.00
Income from investment operations:
  Net investment income (loss)                      0.45         0.61         0.64         0.64         0.16
  Net realized and unrealized gain (loss)
   on investments                                   0.41         0.16         0.10         0.32        (0.18)
Total from investment operations                    0.86         0.77         0.74         0.96        (0.02)
Less distributions:
  Dividends from net investment income             (0.45)       (0.61)       (0.64)       (0.64)       (0.16)
  Distributions from net realized gains            (0.13)       (0.02)        0.00         0.00         0.00
Total distributions                                (0.58)       (0.63)       (0.64)       (0.64)       (0.16)
Net asset value, end of period                $    10.66   $    10.38   $    10.24   $    10.14   $     9.82
Total return/1/                                     8.40%        7.75%        7.41%       10.22        (0.16)%
Ratios/supplemental data:
  Net assets, end of period (000s)            $   70,988   $   68,499   $   72,920   $   71,957   $   68,423
Ratios to average net assets/2/:
  Ratio of expenses to average net assets           0.90%        0.90%        0.90%        0.90%        0.90%
  Ratio of net investment income (loss) to
   average net assets                               4.17%        5.97%        6.20%        6.53%        5.87%
Portfolio turnover                                   619%          82%          69%         100%          59%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2/, /3/                        0.97%        1.02%        1.14%        1.25%        1.25%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Total Return Bond Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .   We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund holds assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

     . The Fund may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Fund itself.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                               PRINCIPAL RISK(S)
-------------------                               -----------------
BORROWING POLICIES
The ability to borrow money                       Leverage Risk
for temporary purposes
(e.g. to meet shareholder
redemptions).

FLOATING AND VARIABLE RATE
DEBT
Instruments with interest                         Interest Rate and
rates that are adjusted                           Credit Risk
either on a schedule or
when an index or benchmark
changes.

FOREIGN OBLIGATIONS
Debt securities of non-U.S.                       Foreign Investment,
companies, foreign banks,                         Regulatory and
foreign governments, and                          Liquidity Risk
other foreign entities.

FORWARD COMMITMENT,
WHEN-ISSUED AND DELAYED                           Interest Rate, Leverage
DELIVERY TRANSACTIONS                             and Credit Risk
Securities bought or sold
for delivery at a later date
or bought or sold for a
fixed price at a fixed date.

ILLIQUID SECURITIES
A security which may not be                       Liquidity Risk
sold or disposed of in the
ordinary course of business
within seven days at the
value determined by the
Fund. Limited to 15% of net
assets.

LOANS OF PORTFOLIO SECURITIES
The practice of loaning                           Credit,
securities to brokers,                            Counter-Party
dealers  and financial                            Leverage Risk
institutions to increase
returns on those and securities.
Loans may be made up to
1940 Act limits (currently
one-third of total assets,
including the value of
collateral received).

MORTGAGE- AND OTHER
ASSET-BACKED SECURITIES
Securities consisting of                          Interest Rate, Credit, and
fractional interests in                           Prepayment/Extension
pools of consumer loans,                          Risk
such as mortgage loans, car
loans, credit card debt, or
receivables held in trust.

OPTIONS
The right to buy or sell a
security based on an agreed                       Leverage, Credit and
upon price at a specified                         Liquidity Risk
time. Types of options used
may include: options on
securities, options on a
stock index and options on
stock index futures to
protect liquidity and
portfolio value.

OTHER MUTUAL FUNDS
Investments by the Fund in                        Market Risk
shares of other mutual funds,
which may cause Fund
shareholders to bear a
pro-rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Fund.

16   Variable Trust Prospectus

INVESTMENT PRACTICE                               PRINCIPAL RISK(S)
-------------------                               -----------------
PRIVATELY ISSUED SECURITIES
Securities that are not                           Liquidity Risk
publicly traded but which
may or may not be resold in
accordance with Rule 144A
under the Securities Act of
1933.

REPURCHASE AGREEMENTS
A transaction in which the                        Credit and
seller of a security agrees                       Counter-Party Risk
to buy back a security at an
agreed upon time and price,
usually with interest.

                                                  Variable Trust Prospectus   17

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Fund's activities

            INVESTMENT ADVISER                                     CUSTODIAN

Wells Fargo Funds Management, LLC                      Wells Fargo Bank, N.A.
525 Market St.,                                        6th & Marquette, Minneapolis, MN
San Francisco, CA                                      Provides safekeeping for the Fund's assets
Manages the Fund's investment activities

                             INVESTMENT SUB-ADVISER

                      Wells Capital Management Incorporated
                                 525 Market St.
                                San Francisco, CA

                 Responsible for day-to-day portfolio management

              ADMINISTRATOR                                           TRANSFER AGENT

     Wells Fargo Funds Management, LLC                      Boston Financial Data Services, Inc.
     525 Market St.                                         Two Heritage Dr.
     San Francisco, CA                                      Quincy, MA

     Manages the                                            Maintains records
     Fund's business                                        of shares and
     activities                                             supervises the payment
                                                            of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

       Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

18   Variable Trust Prospectus

--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISER
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     THE ADMINISTRATOR
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

                                                  Variable Trust Prospectus   19

INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

20   Variable Trust Prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Fund declares any distributions of net investment income daily and makes them monthly. The Fund makes any realized capital gain distributions at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a

                                                  Variable Trust Prospectus   21

OTHER INFORMATION
--------------------------------------------------------------------------------

         particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

22   Variable Trust Prospectus

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Marie Chandoha, co-manages the Total Return Bond Fund. She joined Wells Capital Management in 2003 as a portfolio manager and currently co-manages the Total Return Bond Fund.

     Ms. Chandoha began her investment career in 1983. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a BA degree in Economics.

     Thomas O'Connor, CFA, co-manages the Total Return Bond Fund. He joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O'Connor is a member of the Association for Investment Management and Research (AIMR). He earned his BS in Finance from the University of Vermont.

     William Stevens co-manages the Total Return Bond Fund. He joined Wells Capital Management in 2003 as a portfolio manager and currently co-manages the Total Return Bond Fund. Mr. Stevens began his investment career in 1984. Prior to joining Wells Capital Management, Mr. Stevens directed Montgomery Asset Management's Fixed-Income team since joining that firm in 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens is a Phi Beta Kappa graduate of Wesleyan University, where he earned a BA degree in Economics and earned his MBA from the Harvard Business School.

                                                  Variable Trust Prospectus   23

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ASSET-BACKED SECURITIES
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     BUSINESS DAY
     Any day the New York Stock Exchange is open is a business day for the Fund.

     CAPITAL APPRECIATION
     An increase in the value of a security. See also "total return."

     DEBT SECURITIES
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     DERIVATIVES
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by the fund to its shareholders.

     DOLLAR-DENOMINATED
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     DOLLAR ROLLS
     Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

     DURATION
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     EFFECTIVE DURATION
     A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

24   Variable Trust Prospectus

--------------------------------------------------------------------------------

     INVESTMENT-GRADE SECURITIES
     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

     MONEY MARKET INSTRUMENTS
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     MORTGAGE-BACKED SECURITIES
     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     OPTIONS
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     REVERSE REPURCHASE AGREEMENTS
     A sale by a fund of securities it holds with an agreement by the fund to repurchase the same securities at an agreed-upon price and date.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     STRIPPED MORTGAGE-BACKED SECURITIES
     Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                  Variable Trust Prospectus   25

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P049 (5/04) ICA Reg. No. 811-09255

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                [RECYCLED LOGO]

                                                  [LOGO WELLS FARGO GROWTH FUND]


[GRAPHIC] Wells Fargo Variable Trust Fund

                           Prospectus

                           Wells Fargo Growth Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                            THIS PAGE INTERNATIONALLY LEFT BLANK
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                     VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

Overview                            Objective and Principal Strategy           4
Important summary information       Summary of Important Risks                 6
about the Fund.                     Performance History                        7
                                    Summary of Expenses                        8
--------------------------------------------------------------------------------
The Fund                            Key Information                           10
Important information about         Growth Fund                               12
the Fund.                           Additional Strategies and
                                     General Investment Risks                 14
                                    Organization and Management
                                     of the Fund                              17

--------------------------------------------------------------------------------
Your Investment                     Investing in the Fund                     19
Information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                           Other Information                         20
Additional information              Portfolio Managers                        22
and term definitions.               Glossary                                  23

Variable Trust Growth Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                                OBJECTIVE

Growth Fund                         Seeks long-term capital appreciation.

4 Variable Trust Prospectus

--------------------------------------------------------------------------------

  PRINCIPAL STRATEGY

  We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                     Variable Trust Prospectus 5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund description beginning on page 12;
..    the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     EQUITY SECURITIES
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Generally, the larger the company the less volatile and more liquid its stock.

     FOREIGN INVESTMENTS
     The Fund makes foreign investments through American Depositary Receipts ("ADRs"), which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

6    Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

  The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one-and five-year periods and for the life of the Fund are compared to the performance of an appropriate broad-based index.

  Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

  GROWTH FUND CALENDAR YEAR RETURNS

   '95      '96     '97     '98      '99       '00       '01      '02      '03
  -----    -----   -----   -----    -----     ------    -----    ------   -----
  29.19%   22.44%  17.33%  28.81%   20.41%    (13.60)% (19.21)%  (25.84)% 23.59%

  Best Qtr.: Q4 '98 . 22.93%              Worst Qtr.: Q3 '01 . (17.01)%

      AVERAGE ANNUAL TOTAL RETURNS

                                                                        LIFE OF
      for the period ended 12/31/03                   1 YEAR   5 YEARS    FUND
                                                      ------   -------  -------
      WFVT Growth Fund (Incept. 4/12/94)              23.59%   (5.08)%   6.96%
      S&P 500 Index/1/                                28.67%   (0.57)%  11.80%

  /1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Variable Trust Prospectus 7

VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------
                                                                          GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                         None

Maximum deferred sales charge (load) (as a percentage of the Net Asset
Value ("NAV") at purchase)                                                 None

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
                                                                          GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
Management Fees                                                            0.55%
Distribution (12b-1) Fees                                                  0.25%
Other Expenses/1/                                                          0.33%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.13%
--------------------------------------------------------------------------------
Fee Waivers                                                                0.13%
--------------------------------------------------------------------------------
NET EXPENSES/2/                                                            1.00%
--------------------------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo &
    Company.
/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

8  Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                                         GROWTH
                                                                          FUND
--------------------------------------------------------------------------------
1YEAR                                                                   $   102
3YEARS                                                                  $   346
5YEARS                                                                  $   610
10YEARS                                                                 $ 1,363
--------------------------------------------------------------------------------

                                                     Variable Trust Prospectus 9

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser."We" may also refer to the Fund's other service providers."You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.
     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .  what the Fund is trying to achieve; and

     .  how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees alone, but shareholders would be given at least 60 days advance notice.
     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10   Variable Trust Prospectus

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Deborah Meacock, CFA; Stephen M. Kensinger, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities that we believe have a strong earnings growth trend and above-average prospects for future growth. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more;

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the risks described under the "Summary of Important Risks" section on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 14. These considerations are all important to your investment choice.

 12    Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                FUND COMMENCED ON APRIL 12, 1994
                                                ------------------------------------------------------
                                                 Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
FOR THE PERIOD ENDED:                              2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   ----------
Net asset value, beginning of period             $  10.43   $  14.08   $  19.06   $  24.10   $  20.05
Income from investment operations:
  Net investment income (loss)                      (0.05)     (0.02)      0.01       0.00       0.02
  Net realized and unrealized gain (loss)
   on investments                                    2.51      (3.62)     (3.65)     (2.95)      4.06
Total from investment operations                     2.46      (3.64)     (3.64)     (2.95)      4.08
Less distributions:
  Dividends from net investment income               0.00      (0.01)      0.00       0.00      (0.03)
  Distributions from net realized gain               0.00       0.00      (1.34)     (2.09)      0.00
Total distributions                                  0.00      (0.01)     (1.34)     (2.09)     (0.03)
Net asset value, end of period                   $  12.89   $  10.43   $  14.08   $  19.06   $  24.10
Total return/1/                                     23.59%    (25.84)%   (19.21)%   (13.60)%    20.41%
Ratios/supplemental data:
  Net assets, end of period (000s)               $ 43,384   $ 42,644   $ 73,631   $105,248   $128,495
RATIOS TO AVERAGE NET ASSETS:
  Ratio of expenses to average net assets            1.00%      1.00%      1.00%      1.00%      1.07%
  Ratio of net investment income (loss) to
   average net assets                               (0.44)%    (0.14%)     0.08%      0.01%      0.11%
Portfolio turnover                                     58%       120%        50%        67%        54%
Ratio of expenses to average net
   assets prior to waived fees and
    reimbursed expenses/2/                           1.13%      1.14%      1.27%      1.23%      1.27%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                    Variable Trust Prospectus 13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Growth Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund holds assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

     . The Fund may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Foreign Investment Risk-- The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                              PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow money                      Leverage Risk
for temporary purposes
(e.g. to meet shareholder
redemptions).

FOREIGN SECURITIES
Equity securities issued by                      Foreign Investment, Regulatory,
a non-U.S. company, in the                       Liquidity and Currency Risk
form of an ADR or similar
investment.

ILLIQUID SECURITIES
A security which may not be                      Liquidity Risk
sold or disposed of in the
ordinary course of business
within seven days at the
value determined for it by
the Fund. Limited to 15% of
net assets.

LOANS OF PORTFOLIO SECURITIES
The practice of loaning                          Counter-Party and
securities to brokers,                           Leverage Risk
dealers and financial
institutions to increase
returns on those securities.
Loans may be made up to 1940
Act limits (currently
one-third of total assets,
including the value of
collateral received).

OPTIONS
The right to buy or sell a                       Leverage, Credit and
security based on an agreed                      Liquidity Risk
upon price at a specified
time. Types of options used
may include: options on
securities, options on a
stock index and options on
stock index futures to
protect liquidity and
portfolio values.

OTHER MUTUAL FUNDS
Investments by the Fund in                       Market Risk
shares of other mutual
funds, which may cause Fund
shareholders to bear a
pro-rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not                          Liquidity Risk
publicly traded but which
may or may not be resold in
accordance with Rule 144A
under the Securities Act of
1933.

REPURCHASE AGREEMENTS                            Counter-Party Risk
A transaction in which the
seller of a security agrees
to Counter-Party Risk buy
back a security at an agreed
upon time and price, usually
with interest.

16   Variable Trust Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Fund's activities

          INVESTMENT ADVISER                                     CUSTODIAN

Wells Fargo Funds Management, LLC 525             Wells Fargo Bank, N.A.
Market St., San Francisco, CA                     6th & Marquette, Minneapolis, MN
Manages the Fund's investment activities          Provides safekeeping for the Fund's assets

                             INVESTMENT SUB-ADVISER

                      Wells Capital Management Incorporated
                                 525 Market St.
                                San Francisco, CA

                 Responsible for day-to-day portfolio management

            ADMINISTRATOR                                         TRANSFER AGENT

     Wells Fargo Funds Management, LLC               Boston Financial Data Services, Inc.
     525 Market St.                                  Two Heritage Dr.
     San Francisco, CA                               Quincy, MA

     Manages the                                     Maintains records
     Fund's business                                 of shares and
     activities                                      supervises the payment
                                                     of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

       Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

                                                  Variable Trust Prospectus   17

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISER
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     THE ADMINISTRATOR
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

18   Variable Trust Prospectus

INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   19

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Fund declares and makes distributions of any net investment income and realized capital gains at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a

20   Variable Trust Prospectus

--------------------------------------------------------------------------------

         particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

                                                  Variable Trust Prospectus   21

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     Stephen M. Kensinger, CFA, Mr. Kensinger co-manages the Growth Fund. Mr. Kensinger joined Wells Capital Management in 1999 where he is now a Managing Director. He has over ten years of accumulated experience with the firm including service from the mid 1980's through 1994 with Norwest Investment Management. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

     Deborah Meacock, CFA, Ms. Meacock co-manages the Growth Fund. Ms. Meacock has been a portfolio manager with Wells Capital Management and Wells Fargo Bank (and its predecessor) for more than ten years. She is a Managing Director of separate account portfolio management, leading a team of portfolio managers in managing assets in a growth equity style for institutions, non-profit organizations and planned giving programs. Ms. Meacock received her undergraduate degree in Education/French from Oxford University, England, in 1976.

22   Variable Trust Prospectus

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     BUSINESS DAY
     Any day the New York Stock Exchange is open is a business day for the Fund.

     CAPITAL APPRECIATION, CAPITAL GROWTH
     An increase in the value of a security. See also "total return."

     CAPITALIZATION
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     DERIVATIVES
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by the fund to its shareholders.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

     MONEY MARKET INSTRUMENTS
     High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of the fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     OPTIONS
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

                                                  Variable Trust Prospectus   23

GLOSSARY
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     S&P, S&P 500 INDEX
     Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     UNDERVALUED
     Describes a stock that is believed to be worth more than its current price.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

24   Variable Trust Prospectus

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P050 (5/04) ICA Reg. No. 811-09255

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                 [RECYCLED LOGO]

                                                     [LOGO OF WELLS FARGO FUNDS]

     [GRAPHIC] Wells Fargo Large Company Growth Fund

                                Prospectus

                                Wells Fargo Large Company Growth Fund

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

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--------------------------------------------------------------------------------

TABLE OF CONTENTS                       VARIABLE TRUST LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Overview                            Objectives and Principal Strategies        4
Important summary information       Summary of Important Risks                 6
about the Funds.                    Performance History                        7
                                    Summary of Expenses                        8

--------------------------------------------------------------------------------
The Funds                           Key Information                           10
Important information about         Large Company Growth Fund                 12
the individual Funds.               Additional Strategies and
                                     General Investment Risks                 14
                                    Organization and Management
                                     of the Funds                             17

--------------------------------------------------------------------------------
Your Investment                     Investing in the Funds                    19
Information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                           Other Information                         20
Additional information              Portfolio Managers                        22
and term definitions.               Glossary                                  23

VARIABLE TRUST LARGE COMPANY GROWTH FUND OVERVIEW
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                          OBJECTIVE

Large Company Growth Fund     Seeks long-term capital appreciation.


4    Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGIES

     We invest in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                  Variable Trust Prospectus    5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the Fund description beginning on page 12;
..    the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     EQUITY SECURITIES
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Generally, the larger the company the less volatile and more liquid its stock.

     FOREIGN INVESTMENTS
     The Fund makes foreign investments through American Depositary Receipts ("ADRs"), which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

6    Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for a one year period and for the life of the Fund are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

     LARGE COMPANY GROWTH FUND CALENDAR YEAR RETURNS

       '00              '01              '01              '03
      -----            -----            -----            -----
      (0.58)%          (20.88)%         (28.01)%         26.28%

     Best Qtr.: Q4 '01  18.25%         Worst Qtr.: Q1 '01  (22.58)%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                           LIFE OF
          for the period ended 12/31/03                        1 YEAR        FUND
                                                              --------    ---------
          WFVT Large Company Growth Fund (Incept. 9/20/99)     26.28%      (3.45)%
          S&P 500 Index/1/                                     28.67%      (1.88)%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus    7

VARIABLE TRUST LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------------------

                                                                               LARGE COMPANY
                                                                                GROWTH FUND
--------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                                None

Maximum deferred sales charge (load) (as a percentage of
the Net Asset Value ("NAV") at purchase)                                          None

--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

-------------------------------------------------------------
                                            LARGE COMPANY
                                             GROWTH FUND
-------------------------------------------------------------
Management Fees                                 0.55%
Distribution (12b-1) Fees                       0.25%
Other Expenses/1/                               0.26%
-------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.06%
-------------------------------------------------------------
Fee Waivers                                     0.06%
-------------------------------------------------------------
NET EXPENSES/2/                                 1.00%
-------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

8    Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:




--------------------------------------
                            LARGE
                           COMPANY
                         GROWTH FUND
--------------------------------------
 1 YEAR                    $   102
 3 YEARS                   $   331
 5 YEARS                   $   579
10 YEARS                   $ 1,289
--------------------------------------

                                                 Variable Trust Prospectus     9

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser."We" may also refer to the Fund's other service providers."You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .    what the Fund is trying to achieve; and

     .    how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees alone, but shareholders would be given at least 60 days advance notice.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10   Variable Trust Prospectus

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--------------------------------------------------------------------------------

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the risks described under the "Summary of Important Risks" section on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 14. These considerations are all important to your investment choice.

12   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or the life of the Fund, if shorter). Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                              FUND COMMENCED ON SEPTEMBER 20,1999
                                              --------------------------------------------------------------------------------
                                                DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:                             2003             2002             2001             2000             1999
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period          $       6.81     $       9.46     $      11.96     $      12.03     $      10.00
Income from investment operations:
  Net investment income (loss)                       (0.03)           (0.05)           (0.04)           (0.04)           (0.01)
  Net realized and unrealized gain (loss)
   on investments                                     1.82            (2.60)           (2.46)           (0.03)            2.04
Total from investment operations                      1.79            (2.65)           (2.50)           (0.07)            2.03
Less distributions:
  Dividends from net investment income                0.00             0.00             0.00             0.00             0.00
  Distributions from net realized gain                0.00             0.00             0.00             0.00             0.00
Total distributions                                   0.00             0.00             0.00             0.00             0.00
Net asset value, end of period                $       8.60     $       6.81     $       9.46     $      11.96     $      12.03
Total return/1/                                      26.28%          (28.01)%         (20.88)%          (0.58)%          20.30%
Ratios/supplemental data:
  Net assets, end of period (000s)            $     96,802     $     69,108     $    104,888     $    117,885     $     50,988
RATIOS TO AVERAGE NET ASSETS/2/:
  Ratio of expenses to average net assets             1.00%            1.00%            0.98%            1.00%            1.00%
  Ratio of net investment income (loss)
   to average net assets                             (0.46)%          (0.56)%          (0.47)%          (0.42)%          (0.47)%
Portfolio turnover                                      10%              18%              14%               8%               0%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2//3/                            1.06%            1.08%            1.01%            1.43%            1.43%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                 Variable Trust Prospectus    13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Large Company Growth Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:


     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund holds assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

     . The Fund may use various derivative instruments, such as options or futures contracts. The term "derivative" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                 Variable Trust Prospectus    15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.


INVESTMENT PRACTICE                           PRINCIPAL RISK(S)
----------------------------                  -------------------------
BORROWING POLICIES
The ability to borrow money                   Leverage Risk
for temporary purposes
(e.g. to meet shareholder
redemptions).

FOREIGN SECURITIES
Equity securities issued by                   Foreign Investment,
a non-U.S. company, in the                    Regulatory, Liquidity
form of an ADR or similar                     and Currency Risk
investment.

ILLIQUID SECURITIES
A security which may not be                   Liquidity Risk
sold or disposed of in the
ordinary course of business
within seven days at the
value determined for it by the
Fund. Limited to 15% of net
assets.


LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities            Counter-Party and
to brokers, dealers and financial             Leverage Risk
institutions to increase returns
on those securities. Loans may be
made up to 1940 Act limits
(currently one-third of total
assets, including the value of
collateral received).

OTHER MUTUAL FUNDS
Investments by the Fund in shares             Market Risk
of other mutual funds, which may
cause Fund shareholders to bear a
pro-rata portion of the other
fund's expenses, in addition to
the expenses paid by the Fund.

PRIVATELY ISSUED SECURITIES
Securities that are not publicly              Liquidity Risk
traded but which may or may not
be resold in accordance with Rule
144A under the Securities Act of 1933.

REPURCHASE AGREEMENTS
A transaction in which the seller of          Counter-Party Risk
a security agrees to buy back a
security at an agreed upon time and
price, usually with interest.

16   Variable Trust Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Funds' activities

        INVESTMENT ADVISER                                    CUSTODIAN
Wells Fargo Funds Management, LLC                   Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA                   6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities            Provides safekeeping for the Funds, assets

                             INVESTMENT SUB-ADVISERS

                Peregrine Capital Management, Incorporated
                                800 La Salle Ave.
                                 Minneapolis, MN

                 Responsible for day-to-day portfolio management

           ADMINISTRATOR                                       TRANSFER AGENT

     Wells Fargo Funds Management, LLC                   Boston Financial Data Services, Inc.
     525 Market St.                                      Two Heritage Dr.
     San Francisco, CA                                   Quincy, MA

     Manages the                                         Maintains records
     Funds' business                                     of shares and
     activities                                          supervises the payment
                                                         of dividends

              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

       Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

                                                  Variable Trust Prospectus   17

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISER
     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo & Company, located at La Salle Plaza , 800 La Salle Avenue, Suite 850, Minneapolis, MN 55402, is the investment sub-adviser for the Fund, and in this capacity, is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans, foundations and endowments. As of December 31, 2003, Peregrine managed over $12.6 billion in assets.

     Peregrine is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     THE ADMINISTRATOR
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

18   Variable Trust Prospectus

INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   19

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Fund makes distributions of any net investment income and realized capital gains distributions at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a

20   Variable Trust Prospectus

--------------------------------------------------------------------------------

          particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price of latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

                                                  Variable Trust Prospectus   21

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     John S. Dale, CFA, Mr. Dale co-manages the Large Company Growth Fund. He joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary E. Nussbaum, CFA, Mr. Nussbaum co-manages the Large Company Growth Fund. Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

22   Variable Trust Prospectus

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     BUSINESS DAY
     Any day the New York Stock Exchange is open is a business day for the Fund.

     CAPITAL APPRECIATION, CAPITAL GROWTH
     An increase in the value of a security. See also "total return."

     CAPITALIZATION
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     DERIVATIVES
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by the fund to its shareholders.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

     MONEY MARKET INSTRUMENTS
     High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of the fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     OPTIONS
     The right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

                                                  Variable Trust Prospectus   23

GLOSSARY
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

24   Variable Trust Prospectus

-------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-180-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL


                       P051 (5/04) ICA Reg. No. 811-09255

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                 [RECYCLED LOGO]

                                                      [LOGO OF WELLS FARGO FUND]

     [GRAPHIC] Wells Fargo Variable Trust Funds

                              Prospectus

                              Wells Fargo Money Market Fund

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                     May 1, 2004

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

TABLE OF CONTENTS                               VARIABLE TRUST MONEY MARKET FUND
--------------------------------------------------------------------------------

Overview                           Objective and Principal Strategy            4
Important summary information      Summary of Important Risks                  6
about the Fund.                    Performance History                         7
                                   Summary of Expenses                         8

--------------------------------------------------------------------------------
The Fund                           Key Information                            10
Important information about        Money Market Fund                          12
the Fund.                          Additional Strategies and
                                    General Investment Risks                  14
                                   Organization and Management
                                    of the Fund                               18

--------------------------------------------------------------------------------
Your Investment                    Investing in the Fund                      20
Information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                          Other Information                          21
Additional information and         Glossary                                   23
term definitions.

VARIABLE TRUST MONEY MARKET FUND OVERVIEW
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND                          OBJECTIVE

Money Market Fund             Seeks current income, while preserving capital and
                              liquidity.

4    Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     We invest in high-quality money market instruments.

                                                  Variable Trust Prospectus    5

SUMMARY OF IMPORTANT RISKS
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..   the Fund description beginning on page 12;
..   the "Additional Strategies and General Investment Risks" section beginning on page 14; and
..   the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     DEBT OBLIGATIONS
     The Fund invests in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect the Fund's yield to the extent they affect the yield of instruments available for purchase by the Fund.

6    Variable Trust Prospectus

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of an appropriate money market fund average.

     Please remember that past performance is no guarantee of future results. The performance of the Fund in this Prospectus does not reflect fees charged by variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts"). If it did, returns would be lower.

     MONEY MARKET FUND CALENDAR YEAR RETURNS

       '95     '96     '97     '98     '99     '00     '01     '02     '03
      -----   -----   -----   -----   -----   -----   -----   -----   -----
      5.41%   4.72%   5.04%   4.77%   4.46%   5.76%   3.73%   1.25%   0.50%

     Best Qtr.: Q4 '00 . 1.49%             Worst Qtr.: Q4 '03 . 0.09%

          AVERAGE ANNUAL TOTAL RETURNS

                                                                                        LIFE OF
          for the period ended 12/31/03                          1 YEAR     5 YEARS       FUND
                                                                --------   ---------   ---------
          WFVT Money Market Fund (Incept. 5/19/94)                0.50%      3.12%       3.97%
          iMoneyNet First Tier Retail Money Fund Average          0.49%      3.33%       4.84%

                                                   Variable Trust Prospectus   7

VARIABLE TRUST MONEY MARKET FUND
--------------------------------------------------------------------------------

This table reflects the various costs and expenses of the Fund and does not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the Participating Insurance Companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)

-----------------------------------------------------------------------------------
                                                                       MONEY MARKET
                                                                           FUND
-----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage          None
of offering price)

Maximum deferred sales charge (load) (as a percentage of
the Net Asset Value ("NAV") at purchase)                                   None
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

------------------------------------------------------------------------
                                                            MONEY MARKET
                                                                FUND
------------------------------------------------------------------------
Management Fees                                                 0.40%
Distribution (12b-1) Fees                                       0.25%
Other Expenses/1/                                               0.24%
------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            0.89%
------------------------------------------------------------------------
Fee Waivers                                                     0.14%
------------------------------------------------------------------------
NET EXPENSES/2/                                                 0.75%
------------------------------------------------------------------------

/1/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adviser has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

8    Variable Trust Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                                    MONEY MARKET
                                                                        FUND
--------------------------------------------------------------------------------
 1 YEAR                                                               $     77
 3 YEARS                                                              $    270
 5 YEARS                                                              $    479
10 YEARS                                                              $  1,083
--------------------------------------------------------------------------------

                                                   Variable Trust Prospectus   9

KEY INFORMATION
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Variable Trust, or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     IMPORTANT INFORMATION YOU SHOULD LOOK FOR AS YOU DECIDE TO INVEST IN THE
     FUND:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .   what the Fund is trying to achieve; and

     .   how we intend to invest your money.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized words in bold print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10   Variable Trust Prospectus

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE
     The Money Market Fund seeks high current income, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     INVESTMENT STRATEGIES
     We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers' acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

     ---------------------------------------------------------------------------

     PERMITTED INVESTMENTS
     Under normal circumstances, we invest:

     . 100% of total assets in high-quality, short-term money market instruments;

     . at least 50% of total assets in high-quality, short-term obligations of domestic issuers; and

     . up to 50% of total assets in high-quality, short-term obligations of foreign issuers.

     ---------------------------------------------------------------------------

     IMPORTANT RISK FACTORS
     The Fund is primarily subject to the risks described under the "Summary of Important Risks" section on page 6. Although we seek to maintain a stable NAV of $1.00 per share, it is possible to lose money by investing in the Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 14. These considerations are all important to your investment choice.

12   Variable Trust Prospectus

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total return represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                            FUND COMMENCED ON MAY 19, 1994
                                            --------------------------------------------------------------
                                             DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
FOR THE PERIOD ENDED:                          2003         2002         2001         2000         1999
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period        $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
Income from investment operations:
  Net investment income (loss)                    0.01         0.01         0.04         0.06         0.04
  Net realized and unrealized gain (loss)
   on investments                                 0.00         0.00         0.00         0.00         0.00
Total from investment operations                  0.01         0.01         0.04         0.06         0.04
Less distributions:
  Dividends from net investment income           (0.01)       (0.01)       (0.04)       (0.06)       (0.04)
  Distributions from net realized gain            0.00         0.00         0.00         0.00         0.00
Total distributions                              (0.01)       (0.01)       (0.04)       (0.06)       (0.04)
Net asset value, end of period              $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
Total return/1/                                   0.50%        1.25%        3.73%        5.76%        4.46%
Ratios/supplemental data:
  Net assets, end of period (000s)          $   81,583   $   96,274   $  105,360   $   53,095   $   42,164
Ratios to average net assets:
  Ratio of expenses to average net asset          0.75%        0.72%        0.73%        0.85%        0.86%
  Ratio of net investment income (loss)
   to average net assets                          0.51%        1.24%        3.46%        5.64%        4.45%
Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/2/                          0.89%        0.73%        0.73%        0.90%        1.07%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   13

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Money Market Fund. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that the Fund will meet its investment objective. In particular, we cannot guarantee that the Fund will be able to maintain a $1.00 per share NAV.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . An investment in the Fund, by itself, does not constitute a complete investment plan.

     . The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Fund itself.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Foreign Investment Risk-- The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   15

ADDITIONAL STRATEGIES AND GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT PRACTICE/RISK
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                                   PRINCIPAL RISK(S)
-----------------------------                         --------------------------
BORROWING POLICIES
The ability to borrow money                           Leverage Risk
for temporary purposes
(e.g. to meet shareholder
redemptions).

FLOATING AND VARIABLE RATE
DEBT
Instruments with interest                             Interest Rate and
rates that are adjusted                               Credit Risk
either on a schedule or
when an index or benchmark
changes.

FOREIGN OBLIGATIONS
Debt securities of non-U.S.                           Foreign Investment,
companies, foreign banks,                             Liquidity and
foreign governments, and                              Regulatory Risk
other foreign entities.

ILLIQUID SECURITIES
A security which may not be                           Liquidity Risk
sold or disposed of in the
ordinary course of business
within seven days at the
value determined by the
Fund. Limited to 10% of net
assets.

REPURCHASE AGREEMENTS
A transaction in which the                            Counter-Party Risk
seller of a security agrees
to buy back a security at an
agreed upon time and price,
usually with interest.

16   Variable Trust Prospectus

                                              THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT ("the Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                BOARD OF TRUSTEES

                        Supervises the Fund's activities

            INVESTMENT ADVISER                                      CUSTODIAN
Wells Fargo Funds Management, LLC                      Wells Fargo Bank, N.A.
525 Market St.,                                        6th & Marquette, Minneapolis, MN
San Francisco, CA                                      Provides safekeeping for the Fund's assets
Manages the Fund's investment activities

                             INVESTMENT SUB-ADVISER

                      Wells Capital Management Incorporated
                                 525 Market St.
                                San Francisco, CA

                 Responsible for day-to-day portfolio management

               ADMINISTRATOR                                             TRANSFER
                                                                           AGENT
     Wells Fargo Funds Management, LLC                      Boston Financial Data Services, Inc.
     525 Market St.                                         Two Heritage Dr.
     San Francisco, CA                                      Quincy, MA

     Manages the                                            Maintains records
     Fund's business                                        of shares and
     activities                                             supervises the payment
                                                            of dividends


              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

       Advise current and prospective contract holders on Fund investments

                                CONTRACT HOLDERS

18   Variable Trust Prospectus

--------------------------------------------------------------------------------

     THE INVESTMENT ADVISER
     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of December 31, 2003, Funds Management managed over $76 billion in assets.

     THE SUB-ADVISER
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2003, Wells Capital Management managed over $124 billion in assets.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     THE ADMINISTRATOR
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     DISTRIBUTION PLAN
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

     THE TRANSFER AGENT
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

                                                  Variable Trust Prospectus   19

INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

20   Variable Trust Prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

     INCOME AND GAIN DISTRIBUTIONS
     The Fund is treated separately in determining the amounts of distributions of any net investment income and realized capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

     The Fund declares any distributions of any net investment income daily and makes them monthly. The Fund makes any realized capital gain distributions at least annually.

     TAXES
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. You should consult your own tax adviser with respect to your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information. You should also review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal taxation of your VA Contract or VLI Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be adequately diversified. The Fund intends to be operated in a manner so that a separate account investing in Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

     PRICING FUND SHARES:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of the Fund's shares each business day at 12:00 p.m. (ET). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Money Market Fund's investments are valued using the amortized cost method. See the Statement of Additional Information for further disclosure.

     . The Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

     . In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's

                                                  Variable Trust Prospectus   21

OTHER INFORMATION
--------------------------------------------------------------------------------

         recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges if such activity is detected. In determining whether to suspend or terminate trading privileges, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity is likely to be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

22   Variable Trust Prospectus

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     BUSINESS DAY
     Generally, Monday through Friday with the exception of any federal bank holiday.

     COMMERCIAL PAPER
     Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

     CURRENT INCOME
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     DEBT OBLIGATIONS
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     DISTRIBUTIONS
     Distributions of net investment income, realized capital gains or capital made by the fund to its shareholders.

     DOLLAR-DENOMINATED
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     DURATION
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     ILLIQUID SECURITY
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

     LIQUIDITY
     The ability to readily sell a security at a fair price.

     MONEY MARKET INSTRUMENTS
     High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     MORTGAGE-BACKED SECURITIES
     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

                                                  Variable Trust Prospectus   23

GLOSSARY
--------------------------------------------------------------------------------

     NET ASSET VALUE ("NAV")
     The value of a single fund share. It is determined by adding together all of the fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     REPURCHASE AGREEMENT
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed-upon price and time.

     SELLING AGENT
     A firm that has an agreement with the fund's distributors allowing it to sell a fund's shares.

     STATEMENT OF ADDITIONAL INFORMATION
     A document that supplements the disclosure made in the Prospectus.

     TOTAL RETURN
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     U.S. GOVERNMENT OBLIGATIONS
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

24   Variable Trust Prospectus

                                                  Variable Trust Prospectus   24

--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

                       P052 (5/04) ICA Reg. No. 811-09255

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                 [RECYCLED LOGO]

                           WELLS FARGO VARIABLE TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                                Dated May 1, 2004

                              ASSET ALLOCATION FUND
                               EQUITY INCOME FUND
                                EQUITY VALUE FUND
                                   GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                            LARGE COMPANY GROWTH FUND
                                MONEY MARKET FUND
                              SMALL CAP GROWTH FUND
                             TOTAL RETURN BOND FUND

     Wells Fargo Variable Trust (the "Trust") is an open-end series investment company. This Statement of Additional Information ("SAI") contains additional information about nine of the series of the Trust -- the Asset Allocation, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, Small Cap Growth and Total Return Bond Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, also dated May 1, 2004. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended December 31, 2003, are hereby incorporated by reference to the Annual Reports. The Prospectuses and Annual Reports may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                            Page

Historical Fund Information....................................................1

Investment Restrictions........................................................3

Additional Permitted Investment Activities and Associated Risks................6

Management....................................................................28

Performance Calculations......................................................41

Determination of Net Asset Value..............................................42

Additional Purchase and Redemption Information................................44

Portfolio Transactions........................................................45

Fund Expenses.................................................................48

Federal Income Taxes..........................................................48

Proxy Voting Policies and Procedures..........................................55

Capital Stock.................................................................56

Other.........................................................................61

Counsel.......................................................................61

Independent Auditors..........................................................61

Financial Information.........................................................62

Appendix.....................................................................A-1

                           HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Select Funds ("Norwest"), the Board of Trustees of Life & Annuity Trust ("Annuity Trust") and the Board of Trustees of the Trust (the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various Norwest and Annuity Trust portfolios to the Funds. Prior to September 17, 1999, the effective date of the consolidation of the Funds and the Norwest and Annuity Trust portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created at the time of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies.

     The chart below indicates the predecessor Annuity Trust and Norwest Funds that are the accounting survivors for each applicable Wells Fargo Fund.

------------------------------------------------------------------------
 Wells Fargo Variable Trust Funds             Predecessor Funds
------------------------------------------------------------------------
Asset Allocation Fund                Annuity Trust Asset Allocation Fund
------------------------------------------------------------------------
Equity Income Fund                   Norwest Income Equity Fund
------------------------------------------------------------------------
Equity Value Fund                    Annuity Trust Equity Value Fund
------------------------------------------------------------------------
Growth Fund                          Annuity Trust Growth Fund
------------------------------------------------------------------------
International Equity Fund            None
------------------------------------------------------------------------
Large Company Growth Fund            None
------------------------------------------------------------------------
Money Market Fund                    Annuity Trust Money Market Fund
------------------------------------------------------------------------
Small Cap Growth Fund                Norwest Small Company Stock Fund
------------------------------------------------------------------------
Total Return Bond Fund               None
------------------------------------------------------------------------

     The Asset Allocation Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

     The Equity Income Fund commenced operations on September 20, 1999, as successor to the Norwest Income Equity Fund. The predecessor Norwest Income Equity Fund commenced operations on May 6, 1996.

     The Equity Value Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Equity Value Fund. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998.

     The Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Growth Fund. The predecessor Annuity Trust Growth Fund commenced operations on April 12, 1994.

     The International Equity Fund commenced operations on July 3, 2000.

     The Large Company Growth Fund commenced operations on September 20, 1999.

     The Money Market Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Money Market Fund. The predecessor Annuity Trust Money Market Fund commenced operations on May 19, 1994.

     The Small Cap Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Small Company Stock Fund. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

     The Total Return Bond Fund commenced operations on September 20, 1999. The Fund changed its name from the Corporate Bond Fund to the Total Return Bond Fund effective May 1, 2003.

                             INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund's ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

     (3) borrow money except to the extent permitted under the 1940 Act, and the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities except to the extent permitted under the 1940 Act, and the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purpose of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities, and in the case of the Large Company Growth Fund, purchasing securities of an issuer which invests or deals in commodities or commodity contracts).

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund, except the Money Market Fund, may not invest or hold more than 15% of the Fund's net assets in illiquid securities. The Money Market Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund, except the Money Market Fund, may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (9) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     Certain Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Total Return Bond Fund may invest in securities backed by pools of mortgages. These investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding (potentially confiscatory) and other taxes on all amounts realized on such securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Below Investment-Grade Investments
     ----------------------------------

     The Total Return Bond Fund may invest up to 5% of its total assets in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as high-yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

     Bonds
     -----

     Certain of the debt instruments purchased by the Asset Allocation Fund and the Total Return Bond Fund may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable-amount master demand notes, see "Floating and Variable Rate Obligations" below) which refers to short-term, unsecured promissory notes issued by corporations, financial institutions, and similar instruments issued by government agencies and instrumentalities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will generally consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities
     ----------------------

     Certain Funds may invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated but determined by the adviser to be of comparable quality.

     Derivative Securities
     ---------------------

     Certain Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Dollar Roll Transactions
     ------------------------

     The Total Return Bond Fund may enter into "dollar roll" transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Emerging Markets
     ----------------

     Certain Funds may invest in equity securities of companies in "emerging markets." Such Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging market countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     Certain Funds may purchase floating- and variable-rate obligations, such as demand notes and bonds and may also purchase certificates of participation in such instruments. For the Money Market Fund, these obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days.

     Variable-rate Demand Obligations. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each such Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15%, and the Money Market Fund will not invest more than 10%, of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations
     -------------------

     Certain Funds may invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign Currency Transactions. Certain Funds may enter into foreign currency exchange transactions in order to protect against uncertainty in the level of future foreign exchange rates. A foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Forward Commitment, When-Issued Purchases and Delayed-Delivery Transactions
     ---------------------------------------------------------------------------

     Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     Each such Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. Certain Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At anytime prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, security prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts)

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     Interest-Rate and Index Swaps. A Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitment to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. Each Fund, except the Money Market Fund, may invest or hold up to 15% of its net assets in illiquid securities. The Money Market Fund may invest or hold up to 10% of its net assets in such securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Funds may invest in high-quality money market instruments, including:
(i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Mortgage-Related Securities
     ---------------------------

     The Total Return Bond Fund may invest in mortgage-related securities, (also known as mortgage pass-through securities), which represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Fund may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest-rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest-rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then-current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Mortgage Participation Certificates. The Fund also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds' non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company ("3% Limit"), (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     iShares: The Funds may invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to the Fund's policy of not investing more than 15% (10% for the Money Market Fund) of net assets in illiquid securities. The adviser, as appropriate, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements
     ---------------------

     The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined in or under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (or 10% for the Money Market
Fund) of the market value of
such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other Funds that are advised by the adviser.

     Reverse Repurchase Agreements
     -----------------------------

     The Total Return Bond Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short Sales
     -----------

     A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the fund's net assets or 5% of the securities of such class of the issuer. A fund's ability to enter into short sales transactions is limited by the requirements under the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a fund makes a short sale "against the box," the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund's long position would be reduced by a gain in the short position.

     In view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

     Stripped Securities
     -------------------

     Certain Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities a Fund may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. A Fund will not purchase stripped mortgage-backed securities. The stripped securities purchased by a Fund generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by a Fund are not subject to prepayment or extension risk.

     Synthetic Convertible Securities
     --------------------------------

     Certain Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

     Unrated Investments
     -------------------

     The Total Return Bond Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectuses and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     U.S. Government Obligations.
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     Each of the Funds may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Fund may invest directly.

     Zero Coupon Bonds
     -----------------

     The Total Return Bond Fund may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's, S&P, and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are generally not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

Additional Information about the S&P 500 Index
----------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination or calculation of the equation by which the Products are not to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank or any of its affiliates, are not insured by the FDIC and are not insured against loss of principal. When the value of securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     Equity Securities

     The portfolio equity securities of a Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     Investing in the securities of issuers in any foreign country, including ADRs, EDRs and GDRs and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

     The Non-Allocation Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for such Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may increase a Fund's obligations to pay distributions.

     Debt Securities

     The portfolio debt instruments of a Fund may be subject to credit and interest rate risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily NAV are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily NAV is based, will fluctuate. The Funds are subject to interest rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

     The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that each Fund will meet its investment objective.

     Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government-sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

     S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

     The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure contract terms. If the adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

     Certain Funds may invest in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Money Market Fund

     The Money Market Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable NAV of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality," or be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the adviser, under guidelines adopted by the Board of the Trust.

     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

     General

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

     Trustees and Officers. The Board of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 94 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). The address of each Trustee and officer, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                       Position Held with                             Other Public Company
                       Registrant/           Principal Occupation(s)  or Investment Company
Name, Age and Address  Length of Service/1/  During Past 5 Years      Directorships
---------------------  --------------------  -----------------------  ---------------------
-------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------

Thomas S. Goho, 61     Trustee, since 1987   Wake Forest University,           N/A
                                             Calloway School of
                                             Business and
                                             Accountancy,
                                             Benson-Pruitt
                                             Professorship since
                                             1999, Associate
                                             Professor of Finance
                                             1994-1999.

Peter G. Gordon, 61    Trustee, since 1998;  Chairman, CEO and                 N/A
                       (Lead Trustee, since  Co-Founder of Crystal
                       2001).                Geyser Water Company
                                             and President of
                                             Crystal Geyser Roxane
                                             Water Company.

Richard M. Leach, 70   Trustee, since 1987   President of Richard              N/A
                                             M. Leach Associates
                                             (a financial
                                             consulting firm).

Timothy J. Penny, 52   Trustee, since 1996   Senior Counselor to               N/A
                                             the public relations
                                             firm of Himle-Horner
                                             and Senior Fellow at
                                             the Humphrey Institute,
                                             Minneapolis, Minnesota
                                             (a public policy
                                             organization).

Donald C. Willeke, 63  Trustee, since 1996   Principal of the law              N/A
                                             firm of Willeke &
                                             Daniels.

-------------------------------------------------------------------------------------------
                             INTERESTED/2/ TRUSTEES
-------------------------------------------------------------------------------------------

Robert C. Brown, 72    Trustee, since 1992   Retired. Director,                N/A
                                             Federal Farm Credit
                                             Banks Funding
                                             Corporation and Farm
                                             Credit System Financial
                                             Assistance Corporation
                                             until February 1999.

                       Position Held with                             Other Public Company
                       Registrant/           Principal Occupation(s)  or Investment Company
Name, Age and Address  Length of Service/1/  During Past 5 Years      Directorships
---------------------  --------------------  -----------------------  ---------------------
J. Tucker Morse, 59    Trustee, since 1987   Private Investor/Real             N/A
                                             Estate Developer;
                                             Chairman of White Point
                                             Capital, LLC.

-------------------------------------------------------------------------------------------
                                    OFFICERS
-------------------------------------------------------------------------------------------

Karla M. Rabusch, 45   President, since      Executive Vice                    N/A
                       2003                  President of Wells
                                             Fargo Bank, N.A. and
                                             President of Wells
                                             Fargo Funds Management,
                                             LLC. Senior Vice
                                             President and Chief
                                             Administrative Officer
                                             of Wells Fargo Funds
                                             Management, LLC from
                                             March 2001 to March
                                             2003. Vice President of
                                             Wells Fargo Bank, N.A.
                                             from December 1997 to
                                             May 2000.

                       Position Held with                             Other Public Company
                       Registrant/           Principal Occupation(s)  or Investment Company
Name, Age and Address  Length of Service/1/  During Past 5 Years      Directorships
---------------------  --------------------  -----------------------  ---------------------
Stacie D. DeAngelo,    Treasurer, since      Vice President of Wells           N/A
35                     2003                  Fargo Bank, N.A. Vice
                                             President of Operations
                                             for Wells Fargo Funds
                                             Management, LLC. Prior
                                             thereto, Operations
                                             Manager at Scudder
                                             Weisel Capital LLC from
                                             October 2000 to May
                                             2001 and Director of
                                             Shareholder Services at
                                             BISYS Fund Services
                                             from September 1999 to
                                             October 2000. Assistant
                                             Vice President of
                                             Operations with
                                             Nicholas-Applegate
                                             Capital Management from
                                             May 1993 to September
                                             1999.

C. David Messman, 43   Secretary, since      Vice President and                N/A
                       2000                  Counsel of Wells Fargo
                                             Bank, N.A. since
                                             January 1996. Vice
                                             President and Secretary
                                             of Wells Fargo Funds
                                             Management, LLC since
                                             March 2001.

/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the

Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Funds' most recently completed fiscal year.

     Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

     Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust, or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the year ended December 31, 2003, the Trustees received the following compensation:

                           Compensation Table
                      Year Ended December 31, 2003
                      ----------------------------

Trustee                                                Compensation
-------                                                ------------

-------------------------------------------------------------------
                          INDEPENDENT TRUSTEES
-------------------------------------------------------------------
Thomas S. Goho                                         $     72,000
Peter G. Gordon                                        $     82,000
Richard M. Leach                                       $     72,000
Timothy J. Penny                                       $     72,000
Donald C. Willeke                                      $     72,000
-------------------------------------------------------------------
                           INTERESTED TRUSTEES
-------------------------------------------------------------------
Robert C. Brown                                        $     72,000
J. Tucker Morse                                        $     72,000

     Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                                     Beneficial Equity Ownership in Fund Complex
                                        Calendar Year Ended December 31, 2003
                                     -------------------------------------------

--------------------------------------------------------------------------------------------------------------------
     Trustee                                Dollar Range of Equity Securities                          Aggregate
                                             of the Funds of Variable Trust                            Dollar Range
                                                                                                       of Equity
                                                                                                       Securities of
                                                                                                       Fund Complex
                   -------------------------------------------------------------------------------------------------
                                                                       Large           Small    Total
                      Asset    Equity  Equity          International  Company  Money    Cap    Return
                   Allocation  Income  Value   Growth      Equity      Growth  Market  Growth   Bond
--------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Thomas S. Goho         0         0       0       0           0           0       0       0       0           D
--------------------------------------------------------------------------------------------------------------------
Peter G. Gordon        0         0       0       0           0           0       0       0       0           B
--------------------------------------------------------------------------------------------------------------------
Richard M. Leach       0         0       0       0           0           0       0       0       0           0
--------------------------------------------------------------------------------------------------------------------
Timothy J. Penny       0         0       0       0           0           0       0       0       0           C
--------------------------------------------------------------------------------------------------------------------
Donald C. Willeke      0         0       0       0           0           0       0       0       0           D
--------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Robert C. Brown        0         0       0       0           0           0       0       0       0           D
--------------------------------------------------------------------------------------------------------------------
J. Tucker Morse        0         0       0       0           0           0       0       0       0           D
--------------------------------------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

     Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory

Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, "Advisers"), a description of the quality and nature of the services provided by the Advisers.

     Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

     The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

     The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

     In addition to the above considerations, the Board also analyzed certain factors relating specifically to sub-advisers. For example, the Board considered each sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g., float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed each sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

     Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

     Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds on March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, that are described below. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                          Annual Rate
        Fund                                    (as a percentage of net assets)
--------------------                            -------------------------------
Asset Allocation                                                           0.55%
Equity Income                                                              0.55%
Equity Value                                                               0.55%
Growth                                                                     0.55%
International Equity                                                       0.75%
Large Company Growth                                                       0.55%
Money Market                                                               0.40%
Small Cap Growth                                                           0.75%
Total Return Bond                                                          0.45%

     For the periods indicated below, the Funds paid the following advisory fees and the adviser(s) waived the indicated amounts:

                              Year Ended                 Year Ended                 Year Ended
                               12/31/03                   12/31/02                   12/31/01
                       ------------------------   ------------------------   ------------------------
                          Fees          Fees         Fees          Fees         Fees          Fees
        Fund              Paid         Waived        Paid         Waived        Paid         Waived
--------------------   -----------   ----------   -----------   ----------   -----------   ----------
Asset Allocation       $ 1,273,581   $   42,527   $ 1,238,465   $   45,968   $ 1,324,242   $  100,721
Equity Income          $   418,074   $   52,501   $   433,217   $   82,941   $   343,198   $  240,684
Equity Value           $    90,746   $   50,302   $    88,381   $   82,797   $   160,054   $   64,971
Growth                 $   176,297   $   53,039   $   232,024   $   81,027   $   236,393   $  223,500
International Equity   $    22,973   $   79,904   $         0   $   53,050   $         0   $   21,665
Large Company Growth   $   389,573   $   48,955   $   397,244   $   68,856   $   547,821   $   26,360
Money Market           $   236,029   $  133,305   $   391,303   $    9,472   $   346,801   $       86
Small Cap Growth       $   657,019   $   42,440   $   419,706   $   79,200   $   213,113   $   46,817
Total Return Bond      $   268,403   $   46,423   $   227,894   $   87,210   $   154,872   $  174,147

     General. Each Fund's Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisers. Wells Capital Management Incorporated ("Wells Capital Management") serves as sub-adviser to the Funds, except the Large Company Growth Fund for which Peregrine Capital Management, Inc. ("Peregrine") serves as sub-adviser (collectively, the "Sub-Advisers").

     The Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets, furnish to Funds Management periodic reports on the investment activity and performance of the Funds, and furnish such additional reports and information as Funds Management and the Trust's Board and officers may reasonably request. As compensation for sub-advisory services, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below:

---------------------------------------------------------
                                           Sub-Advisory
        Fund            Sub-Adviser            Fees
---------------------------------------------------------
Asset Allocation       Wells Capital       0-1000M   0.15%
                       Management           >1000M   0.10%
---------------------------------------------------------
Equity Income          Wells Capital        0-200M   0.25%
                       Management         200-400M   0.20%
                                             >400M   0.15%
---------------------------------------------------------
Equity Value           Wells Capital        0-200M   0.25%
                       Management         200-400M   0.20%
                                             >400M   0.15%
---------------------------------------------------------
Growth                 Wells Capital        0-200M   0.25%
                       Management         200-400M   0.20%
                                             >400M   0.15%
---------------------------------------------------------
International Equity   Wells Capital        0-200M   0.35%
                       Management            >200M   0.25%
---------------------------------------------------------
Large Company Growth   Peregrine             0-25M   0.75%
                                            25-50M   0.60%
                                           50-275M   0.50%
                                             >275M   0.30%
---------------------------------------------------------
Money Market           Wells Capital       0-1000M   0.05%
                       Management           >1000M   0.04%
---------------------------------------------------------
Small Cap Growth       Wells Capital        0-200M   0.25%
                       Management            >200M   0.20%
---------------------------------------------------------
Total Return Bond      Wells Capital        0-400M   0.15%
                       Management         400-800M  0.125%
                                             >800M   0.10%
---------------------------------------------------------

     General. Each Fund's Sub-Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Trust's Board, including a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Contract or "interested persons" (as defined under the 1940 Act) of any such party. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Peregrine and Wells Capital Management.

     Administrator. The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee of 0.16% of the average daily net assets of each Fund.

     For the periods indicated below, the Funds paid the following dollar amounts as administration fees:

                       Year Ended   Year Ended   Year Ended
Fund                    12/31/03     12/31/02     12/31/01
--------------------   ----------   ----------   ----------
Asset Allocation       $  380,058   $  350,300   $  388,627
Equity Income          $  135,195   $  140,770   $  159,240
Equity Value           $   40,898   $   46,685   $  159,240
Growth                 $   66,544   $   85,378   $  125,425
International Equity   $   22,293   $        0   $        0
Large Company Growth   $  127,016   $  127,118   $  156,594
Money Market           $  146,677   $  150,291   $  130,082
Small Cap Growth       $  148,675   $   99,781   $   51,986
Total Return Bond      $  111,354   $  105,045   $  110,206

     Distributor. Stephens Inc. ("Stephens" or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Trust's Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, each Fund pays Stephens an annual fee of 0.25% paid monthly based on the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The dollar amount of Rule 12b-1 fees paid to Stephens pursuant to each Fund's Rule 12b-1 Plan for the fiscal year beginning January 1, 2003 and ending December 31, 2003 are as follows:

                                         Printing &     Advertising/                  Broker/
                                         Mailing        Marketing      Underwriters   Dealer
                            Total        Prospectuses   Brochures      Compensation   Compensation
                            ----------   ------------   ------------   ------------   ------------
Asset Allocation Fund       $  598,231   $          0   $          0   $          0   $    598,231
Equity Income               $  212,291   $          0   $          0   $          0   $    212,291
Equity Value Fund           $   64,113   $          0   $          0   $          0   $     64,113
Growth Fund                 $  104,244   $          0   $          0   $          0   $    104,244
International Equity Fund   $   34,292   $          0   $          0   $          0   $     34,292
Large Company Growth Fund   $  199,331   $          0   $          0   $          0   $    199,331
Money Market Fund           $  230,834   $          0   $          0   $          0   $    230,834
Small Cap Growth Fund       $  233,153   $          0   $          0   $          0   $    233,153
Total Return Bond Fund      $  174,903   $          0   $          0   $          0   $    174,903

     Custodian. Wells Fargo Bank (the "Custodian") located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the International Equity Fund, for which Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the Fund.

     Fund Accountant. Effective January 2003, PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For its services as fund accountant, PFPC is entitled to receive an annual asset based Fund Complex fee, as listed in the chart below:

-------------------------------------   -----------------------
Average Fund Complex Daily Net Assets   Annual Asset Based Fees
-------------------------------------   -----------------------
          $0-85 billion                                  0.0057%
-------------------------------------   -----------------------
           >$85 billion                                  0.0025%
-------------------------------------   -----------------------

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

     Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens does not receive commissions for providing underwriting services to the Trust.

     Code of Ethics. The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means
(i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and
(iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of distributions but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund however, may not be comparable to the yields from investment alternatives because of differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return. The Funds may advertise certain total return information. Any Fund advertising would be accompanied by performance information of the related insurance company separate accounts or by an explanation that Fund performance information does not reflect separate account fees and charges. As and to the extent required by the SEC, an average annual total rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a number of years ("n") according to the following formula: P(1+T)/n/ = ERV. Average annual total return information for the fiscal year ended December 31, 2003 is incorporated by reference to the Funds' Annual Reports.

     Yield Calculations. The Money Market Fund and the Total Return Bond Fund may advertise certain yield information. As and to the extent required by the SEC, yield is calculated based on a 30-day (or in the case of the Money Market Fund, a seven-day) period, computed by dividing the net investment income per share earned during the period by the NAV per share on the last day of the period, according to the following formula: YIELD = 2[((a- b/cd)+1)/6/-1], where a = investment income earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive distributions; and d = the NAV per share on the last day of the period. The net investment income of each Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income.

     The yield for the Total Return Bond Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund. In addition, investors should recognize that changes in the NAV of shares of the Total Return Bond Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period.

     Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Yield for the Applicable Period Ended December 31, 2003
------------------------------------------------------------

                    Seven-day      Seven-day      Thirty-day
Fund                  Yield     Effective Yield     Yield
-----------------   ---------   ---------------   ----------
Total Return Bond         N/A               N/A         3.48%
Money Market             0.39%             0.39%         N/A

                        DETERMINATION OF NET ASSET VALUE

     NAV per share for each of the Funds, except the Money Market Fund, is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV per share for the Money Market Fund is determined by the Custodian at 12:00 p.m. (Eastern time) on each day Funds Management is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

     Non-Money Market Funds. Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc. however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

     Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Trustees and in accordance with procedures adopted by the Trustees.

     Money Market Fund. The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7 under the 1940 Act) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding distributions or establishing a NAV per share by using available market quotations. It is the intention of the Fund to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, each Fund's Sub-Adviser is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Certain Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors ad trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may increase the Fund's obligations to make distributions. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

     The Total Return Bond Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. The portfolio turnover rate for the Fund was higher-than-average over the past fiscal year due in large part to the Fund's security selection. The Fund's change in investment objective during the fiscal year impacted turnover. The Fund's security selection decisions were small and frequent.

     Brokerage Commissions. For the fiscal years ended December 31, 2001 and December 31, 2002, the Funds paid a total of $406,852 and $691,231, respectively, in brokerage commissions on brokerage transactions. No commissions were paid to affiliated brokers. Listed below for each Fund is the aggregate amounts of brokerage commissions paid on brokerage transactions for the fiscal year ended December 31, 2003:

                                    Commissions
              Fund                      Paid
-------------------------------    -------------
Asset Allocation                   $    2,265.00
Equity Income                      $   42,966.00
Equity Value                       $   15,331.00
Growth                             $   72,927.00
International Equity               $   43,573.00
Large Company Growth               $   1,975,195
Money Market                                0.00
Small Cap Growth                   $  858,411.00
Total Return Bond                           0.00

     No commissions were paid to affiliated brokers during this time period.

For the fiscal year ended December 31, 2003, the Sub-Advisers directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:

                          Commissions  Total
Sub-Adviser               Paid         Transactions
------------------------  -----------  -------------
Peregrine                 $   321,151  $  60,808,938
Wells Capital Management  $   206,160  $ 109,374,522

     Securities of Regular Broker-Dealers. As of December 31, 2003, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

      FUND                          BROKER-DEALER                     AMOUNT
--------------------------------------------------------------------------------
Asset Allocation      Charles Schwab Corporation                         238,292
--------------------------------------------------------------------------------
                      Federated Investors Incorporated Class B            47,328
--------------------------------------------------------------------------------
                      Morgan (J.P.) Securities Inc                       929,797
--------------------------------------------------------------------------------
                      Franklin Resources Incorporated                    193,820
--------------------------------------------------------------------------------
                      Merrill Lynch, Pierce, Fenner & Smith Inc.         822,508
--------------------------------------------------------------------------------
                      Goldman Sachs & Co.                                693,480
--------------------------------------------------------------------------------
                      Lehman Brothers Inc.                               311,042
--------------------------------------------------------------------------------
                      Bear, Stearns & Co Inc                             116,247
--------------------------------------------------------------------------------
                      T Rowe Price Group Incorporated                     87,566
--------------------------------------------------------------------------------
Equity Income         N/A
--------------------------------------------------------------------------------
Equity Value          N/A
--------------------------------------------------------------------------------
Growth                Goldman Sachs & Co.                              1,091,954
--------------------------------------------------------------------------------
International Equity  Nomura Holdings Incorporated                       545,950
--------------------------------------------------------------------------------
Large Company Growth  Goldman Sachs & Co.                              5,891,713
--------------------------------------------------------------------------------
                      Charles Schwab Corporation                       3,253,040
--------------------------------------------------------------------------------
Money Market          N/A
--------------------------------------------------------------------------------
Small Cap Growth      Knight Trading Group Incorporated                2,343,864
--------------------------------------------------------------------------------
                      Jefferies & Co Inc.                              1,057,168
--------------------------------------------------------------------------------
Total Return Bond     Merrill Lynch, Pierce, Fenner & Smith Inc.         296,192
--------------------------------------------------------------------------------

                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Funds Management, the Funds bear all costs of their respective operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the NAV of each Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Trust are charged against the assets of a Fund.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes on the Funds and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective investors are urged to review their prospectuses and other materials from Participating Insurance Companies and consult with their own tax advisors and financial planners a addition, the foregoing discussion and the discussions in the Prospectuses applicable to each s to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

     Equalization Accounting. Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     In addition to the investments described above, prospective investors should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of a Separate Account of a Participating Insurance Company. Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

     In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. A segregated asset account is also considered to be "adequately diversified" if it meets the regulated investment company diversification tests described above and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), government securities, and securities of regulated investment companies. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a VA Contract or VLI Policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

     As indicated above, the Trust intends to continue to qualify each Fund as a regulated investment company under the Code. The Trust also intends to cause each Fund to continue to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

     For information concerning the federal income tax consequences for the holders of VA Contracts and VLI Policies, such holders should consult the prospectuses and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisers.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.
The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

     The Procedures set forth Funds Management's general position on various proposals, such as:
     Routine Items - Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

     Corporate Governance - Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

     Anti-Takeover Matters - Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

     Mergers/Acquisitions and Corporate Restructurings - Funds Management's Proxy Committee will examine these items on a case-by-case basis.

     Shareholder Rights - Funds Management will generally vote against proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.
     Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds' website at wellsfargofunds.com and on the SEC's website at http://www.sec.gov.

                                  CAPITAL STOCK

     The Trust, an open-end, management investment company, was organized as a Delaware statutory trust on March 10, 1999. As of the date of this SAI, the Trust's Board has authorized the issuance of nine series of shares, each representing an unlimited number of beneficial interests and the Board may, in the future, authorize the creation of additional investment portfolios.

     All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the shareholders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of the Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) under the 1940 Act.

     Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectuses, will be fully paid and non-assessable by the Trust.

     Set forth below as of April 2, 2004 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.

                        5% OWNERSHIP AS OF APRIL 2, 2004
                        --------------------------------

                                                         Type of     Percentage
        Fund          Address                            Ownership    of Fund
--------------------  ---------------------------------  ---------  -----------
Asset Allocation      American Skandia Life              Record           49.02%
                      P.O. Box 883
                      Shelton, CT 06484

                                                         Type of     Percentage
        Fund          Address                            Ownership    of Fund
--------------------  ---------------------------------  ---------  -----------
                      IDS Life Insurance Corporation     Record           23.50%
                      Acct #4AA
                      229 AXP Financial Center
                      Minneapolis, MN 55474

                      Hartford Life & Annuity Insurance  Record           11.61%
                      Separate Account
                      ATTN: Dave Ten Broek
                      PO Box 2999
                      Hartford, CT 06104-2999

                      American Enterprise Life           Record           10.96%
                      Insurance Corporation
                      ACCT WAAL1
                      IDS Tower 10 T/11/125
                      Minneapolis, MN 55440

Equity Income         Fortis Benefits Insurance Co.      Record           43.60%
                      Attn: Bruce Fiedler W1511
                      500 Bielenberg Dr.
                      Woodbury, MN 55125

                      American Skandia Life              Record           25.51%
                      SAB
                      P.O. Box 883
                      Shelton, CT 06484

                      Hartford Life & Annuity Insurance  Record           15.35%
                      Separate Account
                      ATTN: Dave Broek
                      PO Box 2999
                      Hartford, CT 06104

                      American Enterprise Life           Record           14.62%
                      Insurance Corporation
                      ACCT WEQ12
                      IDS Tower 10 T/11/125
                      Minneapolis, MN 55440

Equity Value          American Skandia Life              Record           72.70%
                      SAB
                      P.O. Box 883
                      Shelton, CT 06484

                      American Enterprise Life           Record           14.47%
                      Insurance Corporation
                      ACCT WEQ12
                      IDS Tower 10 T/11/125
                      Minneapolis, MN 55440

                      Hartford Life & Annuity Insurance  Record            7.79%
                      Separate Account

                                                         Type of     Percentage
        Fund          Address                            Ownership    of Fund
--------------------  ---------------------------------  ---------  -----------
                      ATTN: Dave Broek
                      PO Box 2999
                      Hartford, CT 06104

Growth                American Skandia Life              Record           90.03%
                      SAB
                      P.O. Box 883
                      Shelton, CT 06484

                      American Enterprise Life           Record            5.43%
                      Insurance Corporation
                      ACCT WGR01
                      IDS Tower 10 T/11/125
                      Minneapolis, MN 55440

International Equity  American Skandia Life              Record            9.57%
                      SAB
                      P.O. Box 883
                      Shelton, CT 06484

                      IDS Life Insurance Corp.           Record           62.53%
                      Acct. #4W1
                      229 AXP Financial Ctr.
                      Minneapolis, MN 55474

                      IDS Life Insurance Corp.           Record            6.56%
                      Acct. #7W1
                      229 AXP Financial Ctr.
                      Minneapolis, MN 55474

                      Hartford Life & Annuity Insurance  Record           11.63%
                      Separate Account
                      ATTN: Dave Broek
                      PO Box 2999
                      Hartford, CT 06104

                      American Enterprise Life           Record            8.73%
                      Insurance Corporation
                      ACCT WIEQ1
                      IDS Tower 10 T/11/125
                      Minneapolis, MN 55440

Large Company Growth  American Skandia Life              Record           15.22%
                      SAB
                      P.O. Box 883
                      Shelton, CT 06484

                      Fortis Benefits Insurance Co.      Record           22.77%
                      Attn: Bruce Fiedler W1511
                      500 Bielenberg Dr.

                                                         Type of     Percentage
        Fund          Address                            Ownership    of Fund
--------------------  ---------------------------------  ---------  -----------
                      Woodbury, MN 55125

                      Hartford Life & Annuity Insurance  Record           26.81%
                      Separate Account
                      ATTN: Dave Broek
                      PO Box 2999
                      Hartford, CT 06104

                      American Enterprise Life           Record           33.99%
                      Insurance Co.
                      Acct. WLCG1
                      IDS Tower 10 T11/125
                      Minneapolis, MN 55440

Money Market          American Skandia Life              Record           65.37%
                      SAB
                      P.O. Box 883
                      Shelton, CT 06484

                      American Enterprise Life           Record           20.12%
                      Insurance Co.
                      Acct. WMMK1
                      IDS Tower 10 T11/125
                      Minneapolis, MN 55440

                      Hartford Life & Annuity Insurance  Record            8.46%
                      Separate Account
                      ATTN: Dave Broek
                      PO Box 2999
                      Hartford, CT 06104

Small Cap Growth      IDS Life Insurance Corp.           Record           79.83%
                      Acct. #4SG
                      229 AXP Financial Ctr.
                      Minneapolis, MN 55474

                      IDS Life Insurance Corp.           Record            5.76%
                      Acct. #7SG
                      229 AXP Financial Ctr.
                      Minneapolis, MN 55474

Total Return Bond     American Skandia Life              Record           33.75%
                      SAB
                      P.O. Box 883
                      Shelton, CT 06484

                                                         Type of     Percentage
        Fund          Address                            Ownership    of Fund
--------------------  ---------------------------------  ---------  -----------
                      Fortis Benefits Insurance Co.      Record           26.90%
                      Attn: Bruce Fiedler W1511
                      500 Bielenberg Dr.
                      Woodbury, MN 55125

                      Hartford Life & Annuity Insurance  Record           22.45%
                      Separate Account
                      ATTN: Dave Broek
                      PO Box 2999
                      Hartford, CT 06104

                      American Enterprise Life           Record           13.79%
                      Insurance Co.
                      Acct. WCBD1
                      IDS Tower 10 T11/125
                      Minneapolis, MN 55440

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

                                      OTHER

     The Registration Statement, including the Prospectuses, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

     The audited financial statements, which include the portfolios of investments and independent auditors' report for the Funds for the fiscal year ended December 31, 2003, are hereby incorporated by reference to the Annual Reports.

                                    APPENDIX

     The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     S&P
     ---

     S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

          Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

                                       A-1
dc-150138

          C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     Moody's
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment grade securities.

          Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       A-2
dc-150138

          B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

          C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     Short-Term Issue Credit Ratings (including Commercial Paper)
     ------------------------------------------------------------

          S&P:
          ----

          A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                                       A-3
dc-150138

          D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's:
          -------

          Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

          Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

          Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

          Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                                       A-4
dc-150138

                           WELLS FARGO VARIABLE TRUST
                         File Nos. 333-74283; 811-09255

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits.
          --------

     Exhibit
     Number                                 Description
     -------                                -----------

(a)           -  Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 12, filed February 7, 2003.

(b)           -  Not Applicable.

(c)           -  Not Applicable.

(d)(1)(i)     -  Investment Advisory Agreement with Wells Fargo Funds
                 Management, LLC, filed herewith.

      (ii)    -  Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 8, filed May 1, 2001; Schedule A thereto, filed herewith.

   (2)(i)     -  Not Applicable.

      (ii)    -  Investment Sub-Advisory Agreement with Peregrine Capital
                 Management, Inc., incorporated by reference to Post-Effective No. 11, filed May 1, 2002; Appendix A thereto, filed herewith.

      (iii)   -  Investment Sub-Advisory Agreement with Wells Capital Management
                 Incorporated, incorporated by reference to Post-Effective No. 11, filed May 1, 2002; Appendix A thereto, filed herewith.

      (iv)    -  Not Applicable.

(e)           -  Distribution Agreement, incorporated by reference to
                 Post-Effective Amendment No. 5, filed September 20, 1999; Appendix A thereto, filed herewith.

(f)           -  Not Applicable.

(g)(1)        -  Not Applicable.

   (2)        -  Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Appendix A thereto, filed herewith.

      (i)     -  Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Exhibit A thereto, filed herewith.

      (ii)    -  Not Applicable.

(h)(1)        -  Administration Agreement with Wells Fargo Funds Management,
                 LLC, incorporated by reference to Post-Effective Amendment No. 13, filed May 1, 2003; Appendix A thereto, filed herewith.

   (2)        -  Accounting Services Agreement with PFPC Inc., incorporated by reference to Post-Effective Amendment No. 12, filed February 7, 2003; Exhibit A thereto, filed herewith.

   (3)        -  Not Applicable. (Interim Agreement superseded by Item 23
                 (h)(2).

   (4)        -  Transfer Agency and Service Agreement with Boston Financial
                 Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999; Schedule A thereto, filed herewith.

   (5)(i)     -  Participation Agreement by and among Wells Fargo Variable
                 Trust, Fortis Benefits Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

      (ii)    -  Participation Agreement by and among Wells Fargo Variable
                 Trust, Hartford Life and Annuity Insurance Company and Stephens Inc. and Amendment No. 1 and No. 2 thereto, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 3 thereto, filed herewith.

      (iii)   -  Participation Agreement by and among Wells Fargo Variable
                 Trust, American Skandia Life Assurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

      (iv)    -  Participation Agreement by and among Wells Fargo Variable
                 Trust, Allstate Life Insurance Company of New York and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

      (v)     -  Participation Agreement by and among Wells Fargo Variable
                 Trust, American Enterprise Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3 thereto, filed herewith.

      (vi)    -  Participation Agreement by and among Wells Fargo Variable
                 Trust, IDS Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3 thereto, filed herewith.

      (vii)   -  Participation Agreement by and among Wells Fargo Variable
                 Trust, IDS Life Insurance Company of New York and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3 thereto, filed herewith.

      (viii)  -  Participation Agreement by and among Wells Fargo Variable
                 Trust, The Lincoln National Life Insurance Company and Stephens, Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment to Exhibit A thereto, incorporated by reference to Post-Effective Amendment No. 12, filed February 7, 2003.

      (ix)    -  Participation Agreement by and among Wells Fargo Variable
                 Trust, Principal Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 12, filed February 7, 2003; Amendment No. 1 and No. 2 thereto, filed herewith.

      (x)     -  Participation Agreement by and among Wells Fargo Variable
                 Trust, Golden American Life Insurance Company and Stephens Inc., filed herewith.

      (i)     -  Legal Opinion, filed herewith.

(j)(A)        -  Independent Auditors' Consent, filed herewith.

(j)(1)        -  Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

   (2)        -  Power of Attorney, Thomas S. Goho, incorporated by reference to
                 Post-Effective Amendment No. 11, filed May 1, 2002.

   (3)        -  Power of Attorney, Peter G. Gordon, incorporated by reference to Post- Effective Amendment No. 11, filed May 1, 2002.

   (4)        -  Not Applicable.

   (5)        -  Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

   (6)        -  Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

   (7)        -  Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

   (8)        -  Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

   (9)        -  Power of Attorney, Michael J. Hogan, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

   (10)       -  Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

(k)           -  Not Applicable.

(l)           -  Not Applicable.

(m)           -  Rule 12b-1 Distribution Plan, incorporated by reference to
                 Post-Effective Amendment No. 5, filed September 20, 1999; Appendix A thereto, filed herewith. See Exhibit (e) above for related Distribution Agreement.

(n)           -  Not Applicable.

(o)           -  Not Applicable.

(p)(1)        -  Joint Code of Ethics for Funds Trust, Master Trust and Variable
                 Trust, incorporated by reference to Post-Effective Amendment No. 8, filed May 1, 2001.

   (2)        -  Wells Fargo Funds Management, LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 8, filed May 1, 2001.

   (3)        -  Not Applicable.

   (4)        -  Not Applicable.

   (5)        -  Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.

   (6)        -  Wells Capital Management Incorporated Code of Ethics, filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

          Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.  Indemnification.

          Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds.

Item 26.  Business and Other Connections of Investment Adviser.

          (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

          To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

          (b) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to the Asset Allocation, Equity Income, Equity Value, Growth, International Equity, Money Market, Small Cap Growth and Total Return Bond Funds. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors and officers of Wells Capital Management is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the Large Company Growth Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.  Principal Underwriters.

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

          (c)  Not Applicable.

Item 28.  Location of Accounts and Records.

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, San Francisco, California 94105.

          (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

          (c) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as former sub-adviser and former custodian, respectively, for the Asset Allocation Fund (through April 12, 2002) at 45 Fremont Street, San Francisco, California 94105.

          (d) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (e) Wells Fargo Bank, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

          (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Minneapolis, Minnesota 55402.

          (h) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

Item 29.  Management Services.

          Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings. Not Applicable.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 30th day of April, 2004.

                                        WELLS FARGO VARIABLE TRUST


                                        By    /s/ C. David Messman
                                           -------------------------------------
                                              C. David Messman
                                              Assistant Secretary

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                           Title                              Date
---------                           -----                              ----

                *
---------------------------------   Trustee
Robert C. Brown

                *
---------------------------------   Trustee
Thomas S. Goho

                *
---------------------------------   Trustee
Peter G. Gordon

                *
---------------------------------   Trustee
Richard M. Leach

                *
---------------------------------   Trustee
J. Tucker Morse

                *
---------------------------------   Trustee
Timothy J. Penny

                *
---------------------------------   Trustee
Donald C. Willeke

                *                   President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch

                *                   Treasurer
---------------------------------   (Principal Financial and
                                    Accounting Officer)
Stacie D. DeAngelo


*By:    /s/ C. David Messman
     ----------------------------                                      4/30/2004
        C. David Messman
        As Attorney-in-Fact
        April 30, 2004

                           WELLS FARGO VARIABLE TRUST
                         FILE NOS. 333-74283; 811-09255

                                  EXHIBIT INDEX

Exhibit Number                             Description

EX-99.B(d)(1)(i)     Investment Advisory Agreement with Wells Fargo Funds
                     Management, LLC
EX-99.B(d)(1)(ii)    Fee and Expense Agreement between Wells Fargo Variable
                     Trust and Wells Fargo Funds Management, LLC
EX-99.B(d)(2)(ii)    Investment Sub-Advisory Agreement with Peregrine Capital
                     Management, Inc.
EX-99.B(d)(2)(iii)   Investment Sub-Advisory Agreement with Wells Capital
                     Management Incorporated
EX-99.B(e)           Appendix A to the Distribution Agreement
EX-99.B(g)(2)        Appendix A to the Custody Agreement with Wells Fargo
                     Bank, N.A.
EX-99.B(g)(2)(i)     Exhibit A to the Delegation Agreement (17f-5) with Wells
                     Fargo Bank, N.A.
EX-99.B(h)(1)        Appendix A to the Administration Agreement with Wells
                     Fargo Funds Management, LLC
EX-99.B(h)(2)        Exhibit A to the Accounting Services Agreement with
                     PFPC Inc.
EX-99.B(h)(4)        Schedule A to the Transfer Agency and Service Agreement
                     with Boston Financial Data Services, Inc.
EX-99.B(h)(5)(ii)    Amendment No. 3 to the Participation Agreement by and among
                     Wells Fargo Variable Trust, Hartford Life and Annuity
                     Insurance Company and Stephens Inc.
EX-99.B(h)(5)(v)     Amendment No. 1, No. 2, and No. 3 to the Participation
                     Agreement by and among Wells Fargo Variable Trust, American
                     Enterprise Lfe Insurance Company and Stephens Inc.
EX-99.B(h)(5)(vi)    Amendment No. 1, No. 2, and No. 3 to the Participation
                     Agreement by and among Wells Fargo Variable Trust, IDS Life
                     Insurance Company and Stephens Inc.
EX-99.B(h)(5)(vii)   Amendment No. 1, No. 2, and No. 3 to the Participation
                     Agreement by and among Wells Fargo Variable Trust, IDS Life
                     Insurance Company of New York and Stephens Inc.
EX-99.B(h)(5)(ix)    Amendment No. 1 and No. 2 to the Participation Agreement by
                     and among Wells Fargo Variable Trust, Principal Life
                     Insurance Company and Stephens Inc.
EX-99.B(h)(5)(x)     Participation Agreement by and among Wells Fargo
                     Variable Trust, Golden American Life Insurance
                     Company and Stephens Inc.
EX-99.B(i)           Opinion and Consent of Counsel
EX-99.B(j)(A)        Consent of Independent Auditors
EX-99.B(m)           Appendix A to the Rule 12b-1 Distribution Plan